              ---------------------------------------------------
                   ------------------------------------------
                                    BARTLETT
                                    CAPITAL
                                     TRUST
                                   PROSPECTUS
                   ------------------------------------------
              ---------------------------------------------------

                                  MAY 1, 1998
                            (AS REVISED May 1, 1998)

                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                BASIC VALUE FUND

                                    BARTLETT
                                  EUROPE FUND

                           CLASS A AND CLASS C SHARES

                             BARTLETT CAPITAL TRUST

                                   PROSPECTUS
                           CLASS A AND CLASS C SHARES
                                  May 1, 1998
                            (As revised May 1, 1998)
TABLE OF CONTENTS

Prospectus Highlights.................................      2
Fund Expenses.........................................      4
Financial Highlights..................................      6
Investment Performance................................     10
Investment Objectives and Policies....................     11
Investment Policies, Techniques and Risk
 Considerations.......................................     13
How to Purchase and Redeem Your Shares................     19
Calculation of Share Price............................     25
Dividends and Other Distributions.....................     26
Taxes.................................................     27
Management of the Trust...............................     28
Description of the Trust..............................     30

--------------------------------------------------------------------------------

Bartlett Capital Trust ("Trust") is an open-end management investment company which currently offers three series: Bartlett Value International Fund, Bartlett Basic Value Fund and Bartlett Europe Fund (each a "Fund").

BARTLETT VALUE INTERNATIONAL FUND ("Value International") seeks capital appreciation by investing primarily in foreign equity securities believed by its adviser, Bartlett & Co. ("Bartlett" or "Adviser"), to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

BARTLETT BASIC VALUE FUND ("Basic Value") seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by the Adviser to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

BARTLETT EUROPE FUND ("Europe Fund") seeks long-term growth of capital by investing primarily in equity securities of European issuers which Lombard Odier International Portfolio Management Limited ("Lombard Odier"), investment sub-adviser to Europe Fund, believes are undervalued and thus may offer above-average potential for capital appreciation.

     This Prospectus sets forth concisely the information about the Funds that you ought to know before investing. Please read and retain this Prospectus for future reference. A Statement of Additional Information for the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling LM Financial Partners, Inc. ("LMFP"), the Trust's distributor, at (800) 800-3609.

     INVESTORS SHOULD BE COGNIZANT OF THE UNIQUE RISKS OF INTERNATIONAL INVESTING, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS AND TO FOREIGN ECONOMIC AND POLITICAL CHANGES.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  For further information, call (800) 800-3609 or contact your broker/dealer.

                             BARTLETT CAPITAL TRUST

                -------------------------------------------------
                 ===============================================
                             PROSPECTUS HIGHLIGHTS
                       Bartlett Value International Fund
                           Bartlett Basic Value Fund
                              Bartlett Europe Fund
                 ===============================================
                -------------------------------------------------

     The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

Investment Objectives and
 Policies:                         VALUE INTERNATIONAL is a diversified,
                                   professionally managed portfolio seeking to provide capital appreciation. In attempting to achieve the Fund's objective, the Fund normally invests at least 65% of its total assets in equity securities of non-U.S.
                                   issuers.

                                   BASIC VALUE is a diversified, professionally managed portfolio seeking to provide capital appreciation. In attempting to achieve the Fund's objective, the Fund invests primarily in common stocks or securities convertible into common stocks. The Fund seeks to diversify its investments across industry sectors.

                                   EUROPE FUND is a diversified, professionally managed portfolio seeking to provide long-term growth of capital. In attempting to achieve the Fund's objective, the Fund normally invests at least 65% of its total assets in equity securities of European issuers.

Investment Adviser:                Bartlett & Co. has provided investment advice
                                   to individuals, pension and profit-sharing plans and trust accounts since 1898.

Investment Sub-Adviser to
 Europe Fund:                      Lombard Odier International Portfolio
                                   Management Limited, a subsidiary of one of the oldest and largest private banks in Switzerland, specializes in advising and managing investment portfolios for institutional clients.

Purchase Plans:                    Investors may select Class A or Class C
                                   shares, each subject to different expenses and a different sales charge structure.

Class A Shares:                    Offered at net asset value plus any
                                   applicable sales charge (maximum is 4.75% of public offering price) and subject to service fees at an annualized rate of 0.25% of the average daily net assets of each Fund's Class
                                   A shares. A contingent deferred sales charge
                                   ("CDSC") may be imposed under limited
                                   circumstances.

Class C Shares:                    Offered at net asset value and subject to
                                   service and distribution fees at an
                                   annualized rate of 1.00% of the average daily net assets of each Fund's Class C shares. A
                                   CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date.

Shares Available Through:          Many brokerage firms nationwide, or directly
                                   through the Funds' distributor. See "How to Purchase and Redeem Your Shares," page 19.

Initial Purchase:                  $1,000 minimum, generally.

Subsequent Purchases:              $100 minimum, generally.

Exchange Privilege:                Exchanges may be made for shares of the
                                   corresponding class of shares of any other
                                   Fund and for shares of Legg Mason Cash
                                   Reserve Trust, a money market mutual fund.
                                   See "Exchange Privilege," page 24.

Dividends and Other
 Distributions:                    Dividends from net investment income are
                                   declared and paid quarterly by Value
                                   International and Basic Value and annually by Europe Fund. Distributions of capital gains are declared and paid annually for each Fund.
                                   See "Dividends and Other Distributions," page
                                   26. All dividends and other distributions are automatically reinvested in Fund shares unless cash payments are requested.

Risk Factors:                      There can be no assurance that any Fund will
                                   achieve its investment objective. Each Fund's net asset value will fluctuate, reflecting fluctuations in the value of its securities.
                                   The value of the equity and other instruments held by the Funds is subject to market risk.
                                   The market risk of equity securities is
                                   generally perceived to be higher than that of any other securities of an issuer. The value of debt instruments generally fluctuates inversely with movements in market interest rates. The values of longer-term debt securities generally fluctuate more than those of shorter-term securities.

                                   Changes in economic conditions in, or
                                   governmental policies of, foreign nations may have a significant impact on the performance of Value International and Europe Fund. Foreign investment involves a possibility of expropriation, nationalization, confiscatory taxation, limitations on the use or removal of funds or other assets of a Fund, the withholding of tax on interest or dividends, and restrictions on the ownership of securities by foreign entities such as the Funds. Fluctuations in the value of foreign currencies relative to the U.S. dollar also will affect the value of Fund holdings denominated in such currencies.

                                   Each Fund's participation in hedging and option strategies also involves certain investment risks and transaction costs. None of the Funds should be considered a complete investment program. See "Investment Objectives and Policies" and "Investment Policies, Techniques and Risk
                                   Considerations."

    ------------------------------------------------------------------------
     ======================================================================
                                FUND EXPENSES
     ======================================================================
    ------------------------------------------------------------------------

     The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Class A or Class C shares of a Fund will bear directly or indirectly. The expenses and fees set forth below are based on average net assets and annual Fund operating expenses related to Class A and Class C shares, respectively, for the period ended December 31, 1997. Fees are adjusted for current expense limits and fee waiver levels for all three Funds.

     Long-term Class A and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. For further information concerning Fund expenses, see "Management of the Trust."

                                 CLASS A SHARES
--------------------------------------------------------------------------------

                                                                  VALUE          BASIC        EUROPE
SHAREHOLDER TRANSACTION EXPENSES                              INTERNATIONAL      VALUE         FUND
-------------------------------                               -----------------------------------------
Maximum sales charge on purchases (as a % of offering
  price)(a)                                                      4.75%          4.75%        4.75%
Deferred sales charges(b)                                        None           None          None
Redemption or exchange fees                                      None           None          None

ANNUAL FUND OPERATING EXPENSES(c)(d)
(as a % of average net assets)
------------------------------------

Management fees                                                  1.25%          0.75%        1.00%
12b-1 fees                                                       0.25%          0.25%        0.25%
Other expenses                                                   0.28%          0.13%        0.60%
                                                              -----------------------------------------
Total operating expenses (after fee waivers)                     1.78%          1.13%        1.85%  (e)

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Purchase and Redeem Your Shares."
(b) A CDSC of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Purchase and Redeem Your Shares."
(c) Pursuant to voluntary expense limitations, the Adviser has agreed to waive fees to the extent that Value International's Class A expenses exceed 1.80%, Basic Value's Class A expenses exceed 1.15%, and Europe Fund's Class A expenses exceed 1.85% of their respective average daily net assets through May 1, 1999.
(d) The expense information has been restated to reflect current fees and expenses.
(e) The expense ratio shown reflects both the operations of Bartlett Europe Fund's predecessor, Worldwide Value Fund, prior to its merger with Bartlett Europe Fund on July 18, 1997 and Bartlett Europe Fund's operations through December 31, 1997.

EXAMPLE

     The following example illustrates the expenses that you would pay on a $1,000 investment in Class A shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. With the limited exception noted above, the Funds charge no redemption fees of any kind.

                                                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                       --------------------------------------
VALUE INTERNATIONAL..................................    $65      $101      $139       $247
BASIC VALUE..........................................    $58       $82      $107       $178
EUROPE FUND..........................................    $65      $103      $143       $254

     This example assumes that the maximum initial sales charge is deducted at the time of purchase and that there is no deduction of the 1% CDSC imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more made within one year of the purchase date. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF CLASS A SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Class A shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which Bartlett waives its fees and the extent to which Class A shares incur variable expenses, such as transfer agency costs.

                                 CLASS C SHARES
--------------------------------------------------------------------------------

                                                                  VALUE          BASIC        EUROPE
SHAREHOLDER TRANSACTION EXPENSES                              INTERNATIONAL      VALUE         FUND
-----------------------------------                           -----------------------------------------
Maximum sales charge on purchases                                None           None           None
Deferred sales charges(a)                                        1.00%          1.00%          1.00%
Redemption or exchange fees                                      None           None           None

ANNUAL FUND OPERATING EXPENSES(b)(c)
(as a % of average net assets)
------------------------------------

Management fees                                                  1.25%          0.75%          1.00%
12b-1 fees                                                       1.00%          1.00%          1.00%
Other expenses                                                   0.30%          0.15%          0.60%
                                                              -----------------------------------------
Total operating expenses (after fee waivers)                     2.55%          1.90%          2.60%

(a) A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date. See "How to Purchase and Redeem Your Shares."
(b) Pursuant to voluntary expense limitations, the Adviser has agreed to waive fees to the extent that Value International's Class C expenses exceed 2.55%, Basic Value's Class C expenses exceed 1.90%, and Europe Fund's Class C expenses exceed 2.60%, of their respective average daily net assets through May 1, 1999. In the absence of such waivers, the expected management fee, 12b-1 fee, other expenses and total operating expenses of Value International would be 1.25%, 1.00%, 0.45% and 2.70%; of Basic Value would be 0.75%, 1.00%, 0.25% and 2.00%; and of Europe Fund would be 1.00%, 1.00%,
    0.68% and 2.68% of average daily net assets, respectively.
(c) The expense information has been restated to reflect current fees and expenses.

EXAMPLE

     The following example illustrates the expenses that you would pay on a $1,000 investment in Class C shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. With the exception of shares redeemed within one year of purchase, the Funds charge no redemption fees of any kind with respect to Class C shares.

                                                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                       --------------------------------------
VALUE INTERNATIONAL
  Assuming full redemption...........................    $36       $79      $136       $289
  Assuming no redemption.............................    $26       $79      $136       $289
BASIC VALUE
  Assuming full redemption...........................    $29       $60      $103       $222
  Assuming no redemption.............................    $19       $60      $103       $222
EUROPE FUND
  Assuming full redemption...........................    $36       $81      $138       $293
  Assuming no redemption.............................    $26       $81      $138       $293

     THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF CLASS C SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Class C shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which Bartlett waives its fees and the extent to which Class C shares incur variable expenses, such as transfer agency costs.

     ---------------------------------------------------------------------
     =====================================================================
                              FINANCIAL HIGHLIGHTS
     =====================================================================
     ---------------------------------------------------------------------

     Each Fund offers three classes of shares. Prior to July 18, 1997, Value International and Basic Value each offered only a single class of shares, which have been redesignated as Class A shares. The financial information for the period ended December 31, 1997 in the tables that follow has been audited by Coopers & Lybrand L.L.P., independent accountants. The financial highlights for the periods ended prior to December 31, 1997 were audited by other accountants. The financial statements for Value International and Basic Value for the nine months ended December 31, 1997, the financial statements for Europe Fund for the year ended December 31, 1997 and the report of Coopers & Lybrand L.L.P. thereon are included in the Funds' combined annual report to shareholders and are incorporated by reference into the Statement of Additional Information. The annual report for the Funds is available to shareholders without charge by calling LMFP at (800) 800-3609.

                       BARTLETT VALUE INTERNATIONAL FUND

                                                                  CLASS A
                                               -----------------------------------------

                                                  NINE
                                                 MONTHS               YEARS ENDED MARCH 31,
                                                  ENDED          ------------------------------
                                               12/31/97(A)       1997         1996       1995
-----------------------------------------------------------------------------------------------
Net asset value, Beginning of period              $13.64        $  12.59     $ 11.64    $ 12.46
-----------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                        .05(E)          .08         .13        .09
 Net realized and unrealized gains (losses)
   on investments and foreign currency
   transactions                                      .31            1.81        1.33       (.21)
-----------------------------------------------------------------------------------------------
Total from investment operations                     .36            1.89        1.46       (.12)
-----------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income               (.17)           (.08)       (.13)      (.09)
 In excess of net investment income                   --            (.01)       (.01)        --
 Distributions from realized gains                 (1.38)           (.75)       (.37)      (.61)
-----------------------------------------------------------------------------------------------
Total distributions                                (1.55)           (.84)       (.51)      (.70)
-----------------------------------------------------------------------------------------------
Net asset value, End of period                    $12.45        $  13.64     $ 12.59    $ 11.64
-----------------------------------------------------------------------------------------------
Total return(G)                                     2.79%(H)       15.45%      12.76%     (1.18%)
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $68,648        $ 83,973     $72,041    $57,664
Ratio of net expenses to average net assets         1.78%(E,I)      1.81%       1.83%      1.83%
Ratio of net investment income to average net
 assets                                              .49%(E,I)       .62%       1.06%       .80%
Portfolio turnover rate                               44%(I)          31%         38%        24%
Average commission rate paid (J)                  $.0227        $  .0296          --         --
-----------------------------------------------------------------------------------------------

                                                                      CLASS A                                   CLASS C
                                               -------------------------------------------------------------------------------
                                                                                                               JULY 23,
                                                                                                                1997(C)
                                                                YEARS ENDED MARCH 31,                             TO
                                               -----------------------------------------------                 DEC. 31,
                                                1994          1993        1992        1991        1990(B)        1997
Net asset value, Beginning of period            $10.08       $  9.93     $  9.09     $  9.79     $ 10.00        $15.70
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                      .07(D)        .12         .18         .30         .08           .08(F)
 Net realized and unrealized gains (losses)
   on investments and foreign currency
   transactions                                   2.38           .15         .88        (.70)       (.05)        (1.82)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  2.45           .27        1.06        (.40)        .03         (1.74)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income             (.07)         (.10)       (.22)       (.28)       (.08)         (.28)
 In excess of net investment income                 --            --          --          --          --            --
 Distributions from realized gains                  --          (.02)         --        (.02)       (.16)        (1.38)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.07)         (.12)       (.22)       (.30)       (.24)        (1.66)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period                  $12.46       $ 10.08     $  9.93     $  9.09     $  9.79        $12.30
------------------------------------------------------------------------------------------------------------------------------
Total return(G)                                  24.42%         2.71%      11.88%      (3.84%)      0.59%(I)    (10.87%)(H)
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $49,607       $29,572     $22,042     $23,661     $20,557        $  895
Ratio of net expenses to average net assets       1.88%(D)      2.00%       2.00%      1.99%        1.41%(I)      2.55%(F,I)
Ratio of net investment income to average net
 assets                                            .55%(D)      1.13%       1.79%      3.31%        1.80%(I)     (1.68%)(F,I)
Portfolio turnover rate                             19%           19%         27%        39%         155%(I)        44%(I)
Average commission rate paid (J)                    --            --          --         --           --        $.0227
------------------------------------------------------------------------------------------------------------------------------

A The year end for Bartlett Value International Fund has been changed from March 31 to December 31.
B From the date of the public offering of Value International (October 6, 1989 through March 31, 1990).
C  Commencement of operations of this Class.
D The Adviser has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Adviser had not waived any fees, the ratio of net expenses to average net assets would have been 1.94%.
E Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.95%.
F Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.70%.
G  Excluding sales charge
H  Not Annualized
I  Annualized
J Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

                           BARTLETT BASIC VALUE FUND

                                                                                   CLASS A
                                           ----------------------------------------------------------------------------------------

                                              NINE
                                             MONTHS                                  YEARS ENDED MARCH 31,
                                              ENDED         -----------------------------------------------------------------------
                                           12/31/97(A)        1997       1996       1995      1994       1993      1992      1991
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, Beginning of period           $18.33         $17.94     $15.39     $14.89    $14.76     $13.47    $12.60    $12.34
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                     .19(C)         .22        .30        .27       .22        .30       .36       .46
 Net realized and unrealized gains
   (losses) on investments                       5.59           1.82       3.32       1.53       .28       1.57       .87       .26
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 5.78           2.04       3.62       1.80       .50       1.87      1.23       .72
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income            (.22)          (.26)      (.24)      (.27)     (.23)      (.30)     (.36)     (.46)
 Distributions from realized gains              (4.94)         (1.39)      (.83)     (1.03)     (.14)      (.28)       --        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (5.16)         (1.65)     (1.07)     (1.30)     (.37)      (.58)     (.36)     (.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period                 $18.95         $18.33     $17.94     $15.39    $14.89     $14.76    $13.47    $12.60
-----------------------------------------------------------------------------------------------------------------------------------
Total return(E)                                 33.14%(F)      11.30%     24.05%     12.67%     3.42%     14.22%     9.91%     6.29%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $133,076       $119,208   $125,636   $102,721   $94,289   $103,507   $88,536   $96,165
Ratio of expenses to average net assets          1.13%(C,G)     1.16%      1.17%      1.20%     1.20%      1.21%     1.22%     1.21%
Ratio of net investment income to average
 net assets                                      1.15%(C,G)     1.18%      1.79%      1.81%     1.48%      2.14%     2.77%     3.87%
Portfolio turnover rate                            42%(G)         23%        25%        26%       33%        43%       49%       92%
Average commission rate paid(H)                $.0723         $.0655         --         --        --         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------

                                                      CLASS A               CLASS C
                                           -----------------------------------------
                                                                           SEPT. 12,
                                                                           1997 (B)
                                               YEARS ENDED MARCH 31,          TO
                                           -----------------------------   DEC. 31,
                                             1990       1989      1988       1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, Beginning of period         $12.56     $12.44    $12.96    $22.84
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                   .62        .57       .35       .24(D)
 Net realized and unrealized gains
   (losses) on investments                      .21       1.20      (.51)      .88
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .83       1.77      (.16)     1.12
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income          (.62)      (.56)     (.36)     (.27)
 Distributions from realized gains             (.43)     (1.09)       --     (4.94)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                           (1.05)     (1.65)     (.36)    (5.21)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period               $12.34     $12.56    $12.44    $18.75
-----------------------------------------------------------------------------------------------------------------------------------
Total return(E)                                6.49%     15.61%    (1.24%)    6.07%(F)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $105,842   $100,333   $80,583        $395
Ratio of expenses to average net assets        1.19%      1.23%     1.57%     1.90%(D,G)
Ratio of net investment income to average
 net assets                                    4.81%      4.57%     2.75%     1.11%(D,G)
Portfolio turnover rate                          77%        99%       97%       42%(G)
Average commission rate paid(H)                  --         --        --      $.0723
-----------------------------------------------------------------------------------------------------------------------------------

A The year end for Bartlett Basic Value Fund has been changed from March 31 to December 31.
B  Commencement of operations of this Class.
C Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.19%.
D Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees has been waived, the annualized ratio of expenses to average daily net assets would have been 2.00%.
E  Excluding sales charge
F  Not annualized
G  Annualized
H Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

                            BARTLETT EUROPE FUND(A)

                                                                                CLASS A
                                                  -------------------------------------------------------------------
                                                                       YEARS ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------
                                                   1997      1996      1995      1994      1993      1992      1991
---------------------------------------------------------------------------------------------------------------------
Net asset value, Beginning of period               $24.24    $21.13    $17.68    $18.46    $14.29    $15.44    $14.65
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                        (.05)(C)   .02       .01      (.03)      .14       .08       .08
 Net realized and unrealized gains (losses) on
   investments and foreign currency transactions     4.11      6.34      3.50      (.75)     4.13     (1.19)      .92
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     4.06      6.36      3.51      (.78)     4.27     (1.11)     1.00
---------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                  --        --      (.06)       --      (.05)     (.04)     (.21)
 In excess of net investment income                    --        --        --        --      (.05)       --        --
 Distributions from net realized gains              (7.33)    (3.25)       --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                 (7.33)    (3.25)     (.06)       --      (.10)     (.04)     (.21)
---------------------------------------------------------------------------------------------------------------------
Net asset value, End of period                     $20.97    $24.24    $21.13    $17.68    $18.46    $14.29    $15.44
---------------------------------------------------------------------------------------------------------------------
Market value per share, end of period                 N/A    $22.00    $16.88    $14.25    $16.63    $12.00    $12.50
---------------------------------------------------------------------------------------------------------------------
Total return (market value)                           N/A     49.5%     18.8%    (14.3%)    39.3%     (3.7%)     4.7%
Total return(E,F)(NAV)                               17.5%    31.5%     19.9%     (4.2%)    29.9%     (7.2%)     7.1%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $52,253      $70,991  $62,249  $53,135   $55,486   $42,930   $46,405
Ratio of net expenses to average net assets          1.90%(C)  2.0%      2.1%      2.1%      2.1%      2.2%      2.3%
Ratio of net investment income to average net
 assets                                              (.12%)(C) 0.1%      0.1%        --      0.9%      0.5%      0.5%
Portfolio turnover rate                               123%     109%      148%       75%       67%      148%       92%
Average commission rate paid (I)                    .0374    $.0313        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------

                                                            CLASS A                 CLASS C
                                                  ----------------------------------------------
                                                   YEARS ENDED DECEMBER 31,     JULY 23, 1997(B)
                                                  ---------------------------          TO
                                                   1990      1989      1988      DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------
Net asset value, Beginning of period               $20.14    $19.53    $16.46        $26.56
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         .19       .03       .03          (.10)(D)
 Net realized and unrealized gains (losses) on
   investments and foreign currency transactions    (4.30)     2.19      4.04           .23
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.11)     2.22      4.07           .13
---------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                (.08)     (.19)       --            --
 In excess of net investment income                  (.85)    (1.42)    (1.00)           --
 Distributions from net realized gains               (.45)       --        --         (5.83)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.38)    (1.61)    (1.00)        (5.83)
---------------------------------------------------------------------------------------------------------------------
Net asset value, End of period                     $14.65    $20.14    $19.53        $20.86
---------------------------------------------------------------------------------------------------------------------
Market value per share, end of period             $12.125    $19.00   $16.125           N/A
---------------------------------------------------------------------------------------------------------------------
Total return (market value)                         (30.4%)    28.5%     42.2%          N/A
Total return(E,F)(NAV)                              (20.6%)    12.5%     25.6%           .7%(G)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $44,026   $60,522   $58,684          $302
Ratio of net expenses to average net assets           2.4%      2.2%      2.2%         2.50%(D,H)
Ratio of net investment income to average net
 assets                                               1.1%      0.1%      0.2%        (1.79%)(D,H)
Portfolio turnover rate                                84%      122%       96%          123%
Average commission rate paid (I)                       --        --        --        $.0374
---------------------------------------------------------------------------------------------------------------------

A The financial information in this table for the years ended December 31, 1988 through 1996 is for the Worldwide Value Fund, Bartlett Europe Fund's predecessor. The financial information for the year ended December 31, 1997 is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 18, 1997 the Worldwide Value Fund operated as a closed end fund.
B  Commencement of operations of this Class.
C The expense ratio shown reflects both the operations of Bartlett Europe Fund's predecessor, Worldwide Value Fund, prior to its merger with Bartlett Europe Fund on July 18, 1997 and Bartlett Europe Fund's operations through December 31, 1997. For the period July 19 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.08%.
D Net of fees waived pursuant to a voluntary expense limitation of 2.50%. If no fees has been waived, the annualized ratio of expenses to average daily net assets would have been 2.68%.
E Prior to July 18, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.
F  Excluding sales charge
G  Not Annualized
H  Annualized
I Pursuant to SEC regulations adopted for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

 -----------------------------------------------------------------------------
  ===========================================================================
                             INVESTMENT PERFORMANCE
  ===========================================================================
 -----------------------------------------------------------------------------
     From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-by-year results, tend to smooth out variations in a fund's return. No adjustment will be made for any income taxes payable by shareholders.

     Basic Value and Value International changed their year end from March 31 to December 31. Total returns as of December 31, 1997 are shown below. The returns shown for Europe Fund reflect the operation of Worldwide Value Fund, Inc. prior to its merger with Europe Fund on July 18, 1997. Sales charges have not been deducted from total returns.
--------------------------------------------------------------------------------

                      CLASS A SHARES++:                        BASIC         VALUE        EUROPE
                  CUMULATIVE TOTAL RETURN                      VALUE     INTERNATIONAL     FUND
------------------------------------------------------------  -----------------------------------
One Year                                                       +29.46%       +6.14%       +17.52%
Three Years                                                   +101.68%      +34.45%       +85.35%
Five Years                                                    +126.10%      +75.67%      +130.61%
Ten Years                                                     +300.18%      n/a          +156.88%
Life of Class                                                 +526.87%(a)    +82.33%(b)  +129.25%(c)

AVERAGE ANNUAL TOTAL RETURN
----------------------------------

One Year                                                       +29.46%       +6.14%       +17.52%
Three Years                                                    +26.34%      +10.37%       +22.84%
Five Years                                                     +17.72%      +11.93%       +18.19%
Ten Years                                                      +14.88%          n/a        +9.89%
Life of Class                                                  +13.34%(a)     +7.56%(b)    +7.57%(c)

++ Prior to July 18, 1997, Value International and Basic Value each offered a single class of shares, which have been redesignated as Class A shares.

(a) Inception of Basic Value -- May 5, 1983
(b) Inception of Value International -- October 6, 1989
(c) Inception of Worldwide Value Fund, Inc. (which was reorganized into Europe Fund on July 18, 1997) -- August 19, 1986

--------------------------------------------------------------------------------

                      CLASS C SHARES:                          BASIC         VALUE        EUROPE
                  CUMULATIVE TOTAL RETURN                      VALUE     INTERNATIONAL     FUND
------------------------------------------------------------  -----------------------------------
Life of Class                                                   +6.07%(a)    -10.87%(b)    +0.68%(c)

(a) Commencement of sale of Class C of Basic Value -- September 12, 1997
(b) Commencement of sale of Class C of Value International -- July 23, 1997
(c) Commencement of sale of Class C of Europe Fund -- July 23, 1997

     Total return information reflects past performance and is not a prediction or guarantee of future results. Investment return and share price will fluctuate, and the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Further information about each Fund's performance is contained in the Funds' combined annual report to shareholders, which may be obtained without charge by calling LMFP at (800) 800-3609.

 -----------------------------------------------------------------------------
  ===========================================================================
                       INVESTMENT OBJECTIVES AND POLICIES
  ===========================================================================
 -----------------------------------------------------------------------------

     The investment objective of Basic Value and Value International may be changed without shareholder approval; however, shareholders of these two Funds will be given a minimum of 30 days' prior written notice before any change in investment objective becomes effective. Europe Fund's investment objective may not be changed without shareholder approval.

                       BARTLETT VALUE INTERNATIONAL FUND

     The investment objective of Value International is to seek capital appreciation. The Fund seeks its objective by investing primarily in foreign equity securities believed by Bartlett to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     The Fund invests primarily in equity securities of non-U.S. issuers generally consisting of common stocks, common stock equivalents and preferred stocks. The Fund also may invest indirectly in foreign equity securities by purchasing American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities and by purchasing shares of closed-end investment companies that hold foreign equity securities in their portfolios.

     There is no requirement that the Fund invest exclusively in foreign equity securities. The Fund may invest in other types of foreign securities such as fixed income obligations of foreign companies, foreign governments, foreign governmental agencies and international organizations. In addition, the Fund may invest a portion of its assets in U.S. government obligations, debt and equity obligations of U.S. issuers, and repurchase agreements, and may hold a portion of its assets in cash and U.S. dollar-denominated time deposits.

     In seeking its objective, the Fund intends to diversify its investments among issuers representing various countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of non-U.S. issuers. The Fund may invest in countries in Europe, the Far East, Latin America, Asia, Africa, Canada, Australia and other geographic regions. The Fund may, from time to time, have more than 25% of its total assets invested in any major industrial or developed country which in the view of Bartlett poses no unique investment risk. If circumstances warrant, for temporary defensive purposes, the Fund may invest substantially all of its assets in one or two countries.

     The Fund may employ several investment techniques, including the use of options, hedging programs, currency transactions, repurchase agreements, lending of portfolio securities, short sales "against the box" and forward commitment transactions. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

     Bartlett selects portfolio securities on the basis of what it considers to be the intrinsic value of each security. In analyzing the intrinsic value of a specific security, particular emphasis is given to such characteristics as relative price/earnings ratio, dividend yield, and price/book value ratio. In making investment decisions, Bartlett considers all other pertinent factors affecting the intrinsic value of a security, including financial, tax, social, political and national conditions.

     Although the Fund provides a means for individuals and institutional investors to invest a portion of their assets outside the U.S., it should not be considered a complete investment program. In addition, investments in foreign securities may be subject to risks not typically associated with investments in domestic securities. See "Foreign Securities" for a more complete discussion of certain risks associated with investments in foreign securities.

     See "Investment Policies, Techniques and Risk Considerations" beginning at page 13 for a more detailed discussion of risks associated with the securities and investment techniques discussed above.

                           BARTLETT BASIC VALUE FUND

     The investment objective of Basic Value is to seek capital appreciation. The Fund seeks its objective by investing primarily in common stocks or securities convertible into common stocks that Bartlett believes to be selling at attractive prices relative to their intrinsic value. Income is a secondary consideration. In determining whether a specific security represents investment value, particular emphasis is given to such characteristics as low debt, relative price/earnings ratio, dividend yield, and price/book value ratio. The Fund seeks to diversify its investments across industry sectors. The Fund's investments may include foreign securities.

     In seeking its objective, Basic Value invests only in securities of companies with at least three years of operating history. Due to the Fund's disciplined investment methodology, and the cyclical nature of the economy and investment markets, there will be times when Bartlett is unable to purchase reasonably valued common stocks and common stock equivalents. At these times, the Fund may hold all or a portion of its assets in fixed income securities.

     The Fund may employ several investment techniques, including the use of options, hedging programs, currency transactions, repurchase agreements, reverse repurchase agreements and dollar rolls, lending of portfolio securities, short sales, short sales "against the box," structured securities and forward commitment transactions. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

     For a further discussion of the risks associated with these securities and techniques, see "Investment Policies, Techniques and Risk Considerations," beginning on page 13.

                              BARTLETT EUROPE FUND

     The investment objective of Europe Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of European issuers that Lombard Odier believes are undervalued and thus may offer above-average potential for capital appreciation.

     The Fund invests primarily in equity securities, including common stock, preferred stock, convertible securities, rights and warrants, but may also invest in bonds, notes and other fixed income securities. The Fund will normally invest at least 65% of its total assets in equity securities and may invest up to 35% of its total assets in fixed income securities. When conditions warrant, for temporary defensive purposes, the Fund may invest over 35% and as much as 100% of its total assets in fixed income securities. The fixed income securities in which the Fund may invest generally include obligations of foreign or domestic governments, government agencies or municipalities, and obligations of foreign or domestic companies. The Fund may invest in fixed income securities without regard to rating, although Lombard Odier does not anticipate that more than 5% of the Fund's total assets will be invested in fixed income securities rated lower than "investment grade" (that is, Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P")), or, if unrated, deemed by Lombard Odier to be of comparable quality. Most fixed income securities of foreign issuers are not rated by Moody's or S&P. Generally, the fixed income securities in which the Fund will invest will be those which Lombard Odier believes offer potential for capital appreciation, either because of anticipated changes in the general level of interest rates, or because of anticipated improvement in the issuer's credit rating.

     For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations. The Fund may also enter into repurchase agreements.

     The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund's portfolio transactions will be effected in the primary trading market for the given security.

     The Fund may also invest in depositary receipts and securities of other investment companies, and may enter into when-issued and delayed-delivery transactions. The Fund is authorized to invest in options, futures and options on futures contracts and may enter into foreign currency transactions and forward foreign currency exchange contracts ("forward contracts"). The Fund may invest up to 15% of its net assets in illiquid or restricted securities.

Except as otherwise noted, the investment policies of each Fund described herein may be
 changed by the Trust's Board of Trustees without a shareholder vote. There can be no assurance
that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

 ------------------------------------------------------------------------------
  ============================================================================
            INVESTMENT POLICIES, TECHNIQUES AND RISK CONSIDERATIONS
  ============================================================================
 ------------------------------------------------------------------------------

     This section contains general information about various types of securities and investment techniques. Each Fund may invest in any security or employ any investment technique described in this section unless specifically noted otherwise. Each Fund may purchase combinations of different types of securities provided that the securities in the combination are permissible investments of the Fund.

EQUITY SECURITIES

     Equity securities include common stock, preferred stock and other similar securities such as convertible preferred stock, convertible debentures, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

FOREIGN SECURITIES

     Each Fund may invest, without limitation, in foreign equity securities. Value International and Europe Fund are expected normally to invest at least 65% of their respective assets in foreign securities.

     ADRs, EDRs and other similar securities convertible into securities of foreign companies provide a means for investing indirectly in foreign equity securities. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Each Fund may invest in ADRs and EDRs.

     Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar-denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar-denominated obligations issued by foreign companies and traded on foreign markets).

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations, which include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related governmental agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market. Each Fund may include foreign fixed income securities and foreign government obligations in its portfolio.

     Value International and Europe Fund under normal conditions will invest at least 65% of their assets in foreign securities and European securities, respectively. For purposes of this 65% test, foreign and European securities respectively include securities of issuers: (i) which are organized under the laws of a foreign country or Europe; (ii) for which the principal trading market is in a foreign country or Europe; or (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in foreign countries or Europe or which have at least 50% of their assets situated in foreign countries or Europe.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchange, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of confiscatory foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

EMERGING MARKETS

     Value International and Europe Fund may invest in securities of issuers based in emerging markets. Europe Fund may (but is not limited to) invest in issuers based in Greece, Portugal, Hungary, Poland, Czech Republic, Slovakia or Turkey. Value International may (but is not limited to) invest in issuers based in the countries in Latin America, Southeast Asia and the Far East. Subject to the above restrictions, emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low- to middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by Bartlett or Lombard Odier to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities:
(1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) ADRs (or similar instruments) with respect to the foregoing.

     The risks of foreign investment, described above, are greater for investments in emerging markets. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

FIXED INCOME SECURITIES

     Fixed income securities include corporate debt securities, municipal obligations, mortgage-related securities, asset-backed and receivable-backed securities, U.S. government obligations and participation interests in such securities. Certain fixed income securities are floating rate obligations or variable rate obligations. Certain fixed income securities may carry demand features that permit a Fund to sell the obligation back to the issuer or to a third party at a specified price upon short notice at any time or prior to specific dates. Preferred stock and convertible debt securities may also be considered to be fixed income securities.

     Corporate Debt Securities. Each Fund is permitted to invest in corporate debt securities, i.e., long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper.) Corporate debt securities include variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable. A Fund may invest in such notes only if the Board of Trustees believes that the notes are of comparable quality to the other obligations in which the Fund may invest. Variable amount master demand notes may be deemed illiquid under certain circumstances, and a Fund's investment in such notes would be limited to the extent that it is not permitted to invest more than 10% (15% for Europe

Fund) of the value of its net assets in illiquid investments.

OPTIONS, FUTURES AND FORWARD CURRENCY EXCHANGE CONTRACTS

     Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts and stock indexes. Each Fund may also engage in option transactions involving foreign currencies and foreign stock indexes.

     To cover the potential obligations involved in option transactions, a Fund will own the underlying equity security, debt security, futures contract or foreign currency or the Fund will segregate with its custodian (i) appropriate liquid assets sufficient to purchase the underlying equity security, debt security, futures contract or foreign currency or (ii) appropriate liquid assets equal to the market value of the stock index. A Fund will engage in options on futures contracts only for hedging purposes (see below). Option transactions involve the following principal risks: (i) the loss of a greater percentage of the Fund's investment than a direct investment in the underlying instrument,
(ii) the loss of opportunity to profit from price movements in the underlying instrument, and (iii) the inability to effect a closing transaction on a particular option.

     There is no restriction on the percentage of a Fund's total assets which may be committed to transactions in options (except options on futures contracts as discussed below). However, the SEC considers over-the-counter options to be illiquid. As long as the SEC maintains this position, a Fund will not engage in an over-the-counter option transaction if such transaction would cause the value of such options purchased by the Fund and the assets used to cover such options written (sold) by the Fund, together with the value of other illiquid securities held by the Fund, to exceed 10% (15% for Europe Fund) of its net assets. The policy of Basic Value and Value International with respect to options is fundamental, although the particular practices followed with respect to options, such as the procedures used to cover or secure options which a Fund writes, are not deemed fundamental and may be changed by the Board of Trustees without shareholder vote.

     Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. Each Fund may hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward contracts as described below. The objective of a hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract or currency. There are transactional costs connected with a hedging program.

     The principal risks associated with hedging transactions are: (i) possible imperfect correlation between the prices of the options and futures contracts and the market value of a Fund's portfolio securities, (ii) possible lack of a liquid secondary market for closing out an option or futures contract transaction, (iii) the need for additional skills and techniques beyond normal portfolio management, and (iv) losses resulting from market movements not anticipated by Bartlett and/or Lombard Odier.

     No Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, no Fund may enter into transactions involving futures contracts and related options if such transactions would result in more than 5% of the fair market value of the Fund's assets being deposited as initial margin for such transactions.

     When a Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (i.e., cash) basis.

     In addition, a Fund may wish to lock in the U.S. dollar value of the transaction at or near the time of the purchase or sale at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the foreign security is denominated. Therefore, a Fund may enter into a forward contract. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This process is known as transaction hedging. Transaction hedging may protect a Fund from a possible loss, but will limit potential gains which might result from a positive change in the currency relationships.

     When it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This technique is known as portfolio hedging. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds may also employ forward contracts to hedge against an increase in the value of the currency in which the securities a Fund intends to buy are denominated.

     A Fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions described above. No Fund will engage in foreign currency transactions for speculative purposes.

     A more complete description of the characteristics, risks and possible benefits of option and hedging transactions is included in the Funds' Statement of Additional Information.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price and date. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. Europe Fund may enter into repurchase agreements with respect to securities issued by the U.S. government, its agencies or instrumentalities. Under normal circumstances, no more than 25% of Europe Fund's total assets will be invested in repurchase agreements at any time.

ILLIQUID SECURITIES

     The portfolio of each Fund may contain illiquid securities. A Fund will not invest more than 10% (15% with respect to Europe Fund) of its net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered generally to be illiquid (although if they are liquid they will be treated as such): repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped collateralized mortgage obligations ("CMOs"), CMOs for which there is no established market, direct investments in mortgages and restricted securities.

RESTRICTED SECURITIES

     Each Fund may invest in restricted securities, although Basic Value and Value Interna-tional do not intend to invest more than 5% of their respective net assets in restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

LOANS OF PORTFOLIO SECURITIES

     Each Fund may make short- and long-term loans of their portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by Bartlett or Lombard Odier, in response to requests of broker/ dealers or institutional investors which Bartlett or Lombard Odier deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. There is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of a Fund's total assets.

OTHER INVESTMENT COMPANIES

     Each Fund is permitted to invest in other investment companies at any time. A Fund will not invest more than 10% of its total assets in securities of other investment companies or invest more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company. If a Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees.

     Value International and Europe Fund each may invest in any closed-end investment company that holds foreign equity securities in its portfolio. For Value International, investments in the shares of closed-end investment companies that invest primarily in the equity securities of non-U.S. issuers will be included in the 65% of total assets that Value International normally would expect to invest in such issuers. Likewise, investments by Europe Fund in the shares of closed-end investment companies that invest primarily in equity securities of European issuers will be included in the 65% of total assets that Europe Fund normally would expect to invest in European issuers.

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  ===========================================================================
                     HOW TO PURCHASE AND REDEEM YOUR SHARES
  ===========================================================================
 -----------------------------------------------------------------------------

GENERAL

     For further information concerning the purchase/redemption of your shares or for further instructions regarding any purchase/ redemption options, please contact your broker/dealer or LMFP.

     Each Fund is authorized to issue three classes of shares. Class A shares of the Funds are subject to an initial sales charge or a CDSC under limited circumstances. Class C shares are sold without an initial sales charge but are subject to a CDSC on certain redemptions and are subject to higher ongoing expenses. The third class of shares of the Funds, Class Y shares, is offered through a separate prospectus only to certain investors.

PURCHASES

     Orders received before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value for the applicable class of shares, plus any applicable sales charge, determined as of the close of the Exchange on that day. Orders received after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value for the applicable class of shares, plus any applicable sales charge, determined as of the close of the Exchange on the next day the Exchange is open. When placing purchase orders, investors should specify whether the order is for Class A or Class C shares of a Fund. All purchase orders that fail to specify a class will automatically be invested in Class A shares. The Funds and LMFP reserve the right to reject any purchase order and to suspend the offering of shares for a period of time. The Funds do not issue share certificates.

     The minimum initial investment for each class of shares is $1,000, including investments made by exchange from another Fund or Legg Mason Cash Reserve Trust, and investments through an individual retirement account ("IRA"), simplified employee pension plan ("SEP"), savings incentive match plan for employees ("SIMPLE") or other qualified retirement plan. The minimum investment for each purchase of additional shares is $100. Each Fund may reduce or waive such minimums for investments made by employer sponsored qualified retirement plans or through automatic investment programs, investments made through brokerage firms or other financial institutions, or investments made by advisory clients of Bartlett and employees of Bartlett and their families, or under other circumstances.

     Once an account has been established, investors may also purchase shares of the Funds through LMFP by bank wire. Bank wire purchases will be effected at the next determined net asset value, plus any applicable sales charge, after the bank wire is received. An investor's bank may charge a service fee for wiring money to the Funds.

     Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; an annual report for the Funds will contain financial statements audited by the Trust's independent accountants.

     Shareholder inquiries should be addressed to:

          [insert complete Fund name]
          LMFP Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476

     Telephone inquiries:
          call LMFP at (800) 800-3609

Purchases Through Broker/Dealers:

     Shares of the Funds may be purchased through broker/dealers with which LMFP has entered into dealer agreements. Orders received by such broker/dealers before the close of the Exchange will be effected that day, provided that such order is transmitted to Boston Financial Data Services, Inc. ("BFDS"), the Trust's transfer agent, prior to its close of business on such day. The broker/dealer will be responsible for forwarding the investor's order to BFDS so that it will be received prior to such time. After an initial investment is made and a shareholder account is established through a broker/dealer, at the investor's option, subsequent purchases may be made directly through LMFP.

     Broker/dealers that do not have dealer agreements with LMFP also may offer to place orders for the purchase of shares. Purchases made through such broker/dealers will be effected at the net asset value per share plus any applicable sales charge next determined after the order is received by BFDS. Such a broker/dealer may charge the investor a transaction fee as determined by the broker/dealer. That fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided if shares are purchased through a broker/dealer that has a dealer agreement with LMFP or directly through LMFP.

Purchasing Class A Shares:

     Each Fund's public offering price for Class A shares is equal to the net asset value per share plus a sales charge determined in accordance with the following schedule, which may be amended from time to time:

                                                                                          DEALER
                                                            SALES CHARGE AS A % OF    REALLOWANCE AS
                                                            -----------------------    A PERCENTAGE
                                                            OFFERING        NET       OF THE OFFERING
AMOUNT OF PURCHASE                                            PRICE     INVESTMENT         PRICE
------------------                                          ---------   -----------   ---------------
Less than $25,000.........................................    4.75%        4.99%           4.00%
$25,000 to $49,999........................................    4.50%        4.71%           3.75%
$50,000 to $99,999........................................    4.00%        4.17%           3.25%
$100,000 to $249,999......................................    3.50%        3.63%           2.75%
$250,000 to $499,999......................................    2.50%        2.56%           2.00%
$500,000 to $999,999......................................    2.00%        2.04%           1.60%
$1 million or more*.......................................    0.00%        0.00%           1.00%

*A CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more made within one year of the purchase date. See below.

     LMFP will pay the following commission to brokers that initiate and are responsible for purchases of Class A shares by any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

     From time to time, LMFP may reallow to broker/dealers the full amount of the sales charge on Class A shares or may pay out, in addition to a sales commission, special additional compensation and promotional incentives to broker/dealers who sell Class A shares. To the extent that LMFP reallows the full amount of the sales charge to broker/dealers, such broker/dealers may be deemed to be underwriters under the Securities Act of 1933, as amended.

Sales Charge Waivers:

     Class A shares of each Fund are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors: advisory clients (and related accounts) of Bartlett & Co., certain employee benefit or retirement accounts (subject to the discretion of Bartlett & Co.), officers and trustees of the Trust, employees of Legg Mason, Inc. and its affiliates, registered representatives or full-time employees of broker/dealers that have entered into dealer agreements with LMFP, and the children, siblings and parents of such persons. All existing shareholders of Basic Value and Value International as of July 18, 1997 will be eligible to purchase additional Class A shares of their respective Fund without the imposition of a sales charge. All shareholders who owned Class A shares of Europe Fund on July 18, 1997, and who remain as shareholders of Europe Fund, are eligible to purchase additional Class A shares of Europe Fund without the imposition of a sales charge through May 1, 1999. No initial sales charge will be imposed on Class A shares issued as a result of reinvestment of any dividends or other distributions.

     Class A shares are also sold at net asset value without the imposition of a sales charge to broker/dealers, registered investment advisors, financial institutions, or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and LMFP.

Reduced Sales Charge Purchase Plans -- Class A Shares:

     Class A shares may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker/dealers or LMFP.

     RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, shareholders are permitted to purchase shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the shareholder's concurrent purchases of Class A shares of other Funds plus (c) the price of all shares of Class A shares of Funds already held by the shareholder. To receive the Right of Accumulation, at the time of purchase shareholders must give their broker/dealers or LMFP sufficient information to permit confirmation of qualification.

     LETTER OF INTENT. In executing a Letter of Intent ("LOI"), a shareholder indicates an aggregate investment amount he or she intends to invest in Class A shares of a Fund and the Class A shares of other Funds in the following thirteen months. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If a shareholder executes an LOI within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the shareholder in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

     If at the end of the thirteen month period covered by the LOI, the total amount of purchases does not equal the amount indicated, the shareholder will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the shareholder's name) and are subject to redemption to assure any necessary payment to LMFP of a higher applicable sales charge.

Contingent Deferred Sales Charge -- Class A Shares:

     Purchases of Class A shares of $1,000,000 or more may be made without an initial sales charge. Purchases of Class A shares of two or more Funds may be combined for this purpose, and the Right of Accumulation and LOI also apply to such purchases. If a shareholder redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $1,000,000 or more within one year after the date of purchase, a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions or (2) Class A shares redeemed more than one year after their purchase. Such share purchases of at least $1,000,000 without a sales charge may be exchanged for Class A shares of another Fund without the imposition of a CDSC, although the CDSC described above will apply to the redemption of the shares acquired through an exchange. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to LMFP.

Purchasing Class C Shares:

     The public offering price of Class C shares of each Fund is the net asset value next determined after the order has been received. No initial sales charge is imposed, but Class C shares are subject to higher ongoing expenses.

Contingent Deferred Sales Charge -- Class C Shares:

     A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date. Class C shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions or (2) Class C shares redeemed more than one year after their purchase. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to LMFP.

     Class C shares purchased through a Legg Mason financial advisor are not subject to the CDSC.

Programs Applicable to Class A and Class C:

     SYSTEMATIC INVESTMENT PLAN. Shares of each Fund may be purchased through the Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing BFDS to transfer funds each month from your checking account. Please contact your broker/dealer or LMFP for further information.

     AUTOMATIC INVESTMENTS. Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through their broker/dealer or LMFP.

REDEMPTIONS

     As described below, shares of the Funds may be redeemed at their net asset value (subject to any applicable CDSC). Redemption proceeds normally will settle in your LMFP brokerage account two business days after trade date; however, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of Bartlett and/or Lombard Odier, the respective Fund could be adversely affected by immediate payment. The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.

Redemptions Through Broker/Dealers:

     Shareholders may call LMFP or their broker/dealer and give them an order for redemption. Shareholders should have the following information ready when they call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and their shareholder account number. Shareholders may also send a written request for redemption to the address listed below.

     Shareholders with accounts at broker/ dealers that sell shares of the Funds may submit redemption requests to such broker/ dealers. Broker/dealers may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value next determined after the broker/dealer receives the request or by forwarding such requests to BFDS.

     Redemption proceeds (less any applicable CDSC) normally will be paid by check or, if offered by the broker/dealer, credited to the shareholder's brokerage account at the election of the shareholder. If shares are held in the broker/dealer's "street name," the redemption must be made through the broker/ dealer. Broker/dealers may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Shareholders should contact their broker/dealers for further information.

     All redemptions will be effected at the net asset value next determined after BFDS has received the request in good order and any required supporting documentation (less any applicable CDSC). Redemption requests received before the close of the Exchange will be effected at the net asset value calculated on that day. ALL WRITTEN REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE UNLESS THE REDEMPTION PROCEEDS ARE TO BE SENT TO THE REDEEMING SHAREHOLDER AT THE SHAREHOLDER'S ADDRESS OF RECORD AS MAINTAINED BY BFDS. A signature guarantee may be obtained by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.

     Written redemption requests will be considered to be received in "good order" only if:

1. The shareholder has indicated in writing the number of shares (or the dollar amount) of the specific class to be redeemed, the complete Fund name and shareholder account number;

2. The written request is signed by the shareholder and by any co-owner of the account with exactly the same name or names used in establishing the account;

3. The signatures on the written request have been guaranteed, if required, as described above.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. Please contact LMFP or your broker/dealer for further information.

PURCHASES AND REDEMPTIONS THROUGH INSTITUTIONS

     Certain institutions that have agreements with LMFP or the Funds may be authorized to accept purchase and redemption orders on their behalf. In that case, a Fund will be deemed to have received your purchase or redemption order when the authorized institution accepts the order, and your order will receive the next price calculated after the order has been accepted by the institution. You should consult with your institution to determine the time by which it must receive your order for you to purchase or redeem Fund shares at that day's price. It is the institution's responsibility to transmit your order to the Fund in a timely fashion.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders may elect to make systematic withdrawals from their Fund account of a minimum of $50 on a monthly basis if they are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact LMFP or your broker/dealer for further information.

REINSTATEMENT PRIVILEGE

     Shareholders who have redeemed their Class A shares in a Fund may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption ("reinstatement privilege"). Shareholders may exercise their reinstatement privilege by notifying LMFP or their broker/dealer of such desire and placing an order for the amount to be purchased within 90 days after the date of redemption. The reinstatement will be made at the net asset value next determined after the Notice of Reinstatement and order have been received by BFDS.

EXCHANGE PRIVILEGE

     As a Fund shareholder, you are entitled to exchange your shares of a Fund for the corresponding class of shares of another Fund or the Legg Mason Cash Reserve Trust (a money market mutual fund), provided that such shares are eligible for sale in your state of residence.

     Investments by exchange into a class of a Fund sold with an initial sales charge are made at the per share net asset value (plus any applicable sales charge) determined on the same business day as redemption of the Fund shares you wish to exchange.

     No initial sales charge will be imposed on an exchange where the investor paid an initial sales charge upon the purchase of shares. Investments by exchange into the Legg Mason Cash Reserve Trust, which is sold without an initial sales charge, are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. A CDSC may apply to the redemption of Class A and/or Class C shares acquired through an exchange.

     There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To effect an exchange by telephone, or to obtain further information concerning the exchange privilege, please contact LMFP or your broker/dealer.

OTHER IMPORTANT REDEMPTION INFORMATION

     The proceeds of your redemption may be more or less than your original cost. If the shares to be redeemed were paid for by check (including certified or cashier's checks) within 10 business days of the redemption request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.

     None of the Funds will be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders. Shareholders who do not wish to have telephone redemption privileges should call LMFP or their broker/dealer for further instructions.

     Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, no Fund will redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

     The shares of each Fund are subject to redemption at any time if the Board of Trustees of the Trust determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund.

     Telephone Transactions:
          Call LMFP at (800) 800-3609

     Mail Transactions:
          [insert complete Fund name]
          LMFP Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476

 -----------------------------------------------------------------------------
  ===========================================================================
                           CALCULATION OF SHARE PRICE
  ===========================================================================
 -----------------------------------------------------------------------------

     Net asset value per share of each Fund class is determined daily, as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to each class from the total assets of such class and dividing the result by the number of shares of such class outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or Lombard Odier, under authority delegated by the Board of Trustees. The Funds may use pricing services to determine the market value of its portfolio securities, subject to Bartlett's and/or Lombard Odier's review. If the Board of Trustees determines in good faith that another method of valuing options and futures contracts is necessary to appraise their fair value, such other method will be used.

     Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. However, if Bartlett and/or Lombard Odier believes that the market value of a security will be more accurately reflected thereby, it will use market value estimates obtained from yield spreads relating to securities with similar characteristics as to credit quality, coupon rate, maturity and other factors. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

     For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then-prevailing exchange rates. In computing the net asset value of a Fund, the values of foreign portfolio securities are generally based upon market quotations that, depending upon the exchange or market, may be last sale price, last bid price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the Exchange is open. Trading of these securities may not take place on every business day the Exchange is open. In addition, trading may take place in various foreign markets on Saturdays or on other days when the Exchange is not open and on which a Fund's share price is not calculated. Therefore, the value of the portfolio of a Fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     The calculation of the share price of a Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless Bartlett and/or Lombard Odier determines, subject to review by the Trust's Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

 -----------------------------------------------------------------------------
  ===========================================================================
                       DIVIDENDS AND OTHER DISTRIBUTIONS
  ===========================================================================
 -----------------------------------------------------------------------------

     Each Fund distributes substantially all of its investment company taxable income (which consists of net investment income, net short-term capital gain and net gains from certain foreign currency transactions), if any, in the form of dividends to its shareholders of each class. Value International and Basic Value each declares and pays dividends from net investment income on a quarterly basis, and dividends from any net short-term capital gains annually; Europe Fund declares and pays all dividends on an annual basis. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any, after the end of the taxable year in which the gains are realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information.

     Dividends and other distributions, if any, on Class A or Class C shares of a Fund held in an IRA, SEP, SIMPLE or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan, generally are reinvested in the corresponding class of shares of the distributing Fund on the payment date (including instances when no election is made). Other shareholders may elect to:

1. Receive both dividends and other distributions in shares of the corresponding class of the distributing Fund (automatic option -- no action needed);

2. Receive dividends in cash and other distributions in shares of the corresponding class of the distributing Fund;

3. Receive dividends in shares of the corresponding class of the distributing Fund and other distributions in cash; or

4. Receive both dividends and other distributions in cash.

     If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Fund. Please contact LMFP or your broker/dealer for additional information concerning this option. If no election is made, both dividends and other distributions are credited to your account in shares of the corresponding class of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above are also credited to your account at that net asset value. Shareholders electing to receive dividends and/or other distributions in cash will be sent a check or will have their brokerage account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o LMFP Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

 -----------------------------------------------------------------------------
  ===========================================================================
                                     TAXES
  ===========================================================================
 -----------------------------------------------------------------------------

     Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.

     Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in shares) are taxable to its shareholders (other than IRAs, SEPs, SIMPLEs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the holding period of the security and the taxpayer's marginal rate of federal income tax. The relevant holding period is determined by how long the Fund has held the portfolio security on which the gain was earned, not by how long you have held your Fund shares.

     Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during the year. The notice will tell you what portion of the capital gain falls into each of the different tax rate categories mentioned above. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares may result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any other Fund or the Legg Mason Cash Reserve Trust generally will have similar tax consequences. See "How to Purchase and Redeem Your Shares -- Exchange Privilege," above. Special rules apply when a shareholder redeems or exchanges Class A shares of a Fund within 90 days after purchase thereof and subsequently reacquires shares of the same Fund or acquires shares of another Fund or the Legg Mason Cash Reserve Trust without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege (see "How to Purchase and Redeem Your Shares -- Reinstatement Privilege" and
"-- Exchange Privilege"). In these cases, any gain on the redemption or exchange of the original Fund shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of shares immediately before the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

     Each Fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on that Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders may be entitled to claim tax credits or deductions, subject to certain limitations, for foreign income taxes paid by a Fund (see "Additional Tax Information" in the Statement of Additional Information). Each Fund will notify its shareholders if such credit or deduction is available.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of your home state and locality or country of residence. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

 -----------------------------------------------------------------------------
  ===========================================================================
                            MANAGEMENT OF THE TRUST
  ===========================================================================
 -----------------------------------------------------------------------------

BARTLETT & CO.

     Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio, serves as investment adviser and administrator to each Fund. Bartlett is an investment advisory firm which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898. As of March 31, 1998, Bartlett had aggregate assets under management of approximately $3.1 billion. Bartlett is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

     Pursuant to an Investment Management and Administration Agreement, which was approved by the Board of Trustees, Bartlett acts as investment adviser for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, except with respect to Europe Fund, where it has delegated that responsibility to Lombard Odier. Bartlett also supervises all aspects of the operations of each Fund in its capacity as administrator for each Fund.

     Bartlett receives for its services a management fee from each Fund attributable to the net assets of each class, calculated daily and payable monthly. For its services to Basic Value, Bartlett receives an annual fee of 0.75% of its average daily net assets; for its services to Value International, Bartlett receives an annual fee of 1.25% of its average daily net assets; and for its services to Europe Fund, Bartlett receives an annual fee of 1.00% of its average daily net assets.

     Like other mutual funds, financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by Bartlett and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bartlett is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer system that it uses and to obtain assurances that comparable steps are being taken by the Funds' other, major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

LOMBARD ODIER

     Lombard Odier, Norfolk House, 13 Southampton Place, London WC1A 2AJ, England, serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement with Bartlett, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Lombard Odier will receive from Bartlett (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to Bartlett by the Trust under the Investment Management and Administration Agreement, taking into account any fee waiver arrangements in effect for Europe Fund (see below).

     Lombard Odier specializes in advising and managing investment portfolios for institutional clients and also serves as investment adviser for one other investment company. As of March 31, 1998, Lombard Odier had approximately $8.3 billion in aggregate assets under management. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.

FEE WAIVERS

     Bartlett has agreed to waive fees to the extent that a Fund's expenses exceed the following annual rates of average daily net assets until May 1, 1999:

                                CLASS A   CLASS C
                                -------   -------
Value International              1.80%     2.55%
Basic Value                      1.15%     1.90%
Europe Fund                      1.85%     2.60%

     These agreements are voluntary and may be terminated by Bartlett at any time. Each Fund pays all its other expenses which are not assumed by Bartlett.

EXPENSE RATIOS

     For the fiscal period ended December 31, 1997, the ratio of each Fund's expenses to its average net assets (after application of any fee waivers) was:

                                CLASS A   CLASS C
                                -------   -------
Value International              1.78%     2.55%
Basic Value                      1.13%     1.90%
Europe Fund                      1.90%     2.50%

PORTFOLIO MANAGERS

     James A. Miller, CFA, Vice President of the Trust, and Woodrow H. Uible, CFA, Vice President of the Trust, are responsible for co-managing Basic Value. Mr. Miller is a Senior Portfolio Manager, President and a Director of Bartlett. Mr. Miller joined Bartlett in 1977 and is a member of its Institutional Investment Group. Mr. Uible is a Senior Portfolio Manager of Bartlett. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes.

     Madelynn M. Matlock, CFA, Vice President of the Trust, is primarily responsible for managing Value International. Ms. Matlock, Director of International Investments for Bartlett, joined Bartlett in 1981. She also served as Director of Research for Bartlett from 1983 to 1992.

     Ronnie Armist, Chief Investment Officer, Equities, of Lombard Odier in London, is primarily responsible for managing the Europe Fund. Mr. Armist joined Lombard Odier in 1983 and has served as Chief Investment Officer, Equities, since 1991.

     Neil Worsley, Director and Senior Investment Manager of Lombard Odier, and William Lovering, Assistant Director of Lombard Odier, serve as portfolio co-managers of Europe Fund. Mr. Worsley joined Lombard Odier in December 1990. Mr. Lovering joined Lombard Odier in August 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

LMFP

     LMFP is the distributor, or principal underwriter, of each Fund's shares pursuant to a Distribution Agreement with the Trust on behalf of each Fund. The Distribution Agreement obligates LMFP to pay certain expenses in connection with the offering of shares of each Fund, including any compensation to broker/dealers, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. LMFP collects the sales charges imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A and Class C shares. LMFP reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the schedule set forth under "Purchase of Shares," and may from time to time reallow the full amount of the sales charge. LMFP may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of the Funds. LMFP is a wholly owned subsidiary of Legg Mason, Inc.

     The Board of Trustees of the Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, with respect to each Fund's Class A shares ("Class A Plan"). The Class A Plan provides that as compensation for its ongoing services to investors, each Fund may pay LMFP a service fee at an annual rate of 0.25% of the average daily net assets of each Fund's Class A shares. Pursuant to a separate Plan of Distribution adopted with respect to each Fund's Class C shares ("Class C Plan"), each Fund may pay LMFP distribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of each Fund's Class C shares for its activities and expenses related to the sale and distribution of Class C shares and its ongoing services to investors.

     These fees are calculated daily and paid monthly. The fees received by LMFP during any year may be more or less than its costs of providing distribution and shareholder services for Class A and Class C shares. NASD rules limit the amount of annual distribution fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees received. Each Fund's distribution plans comply with those rules.

 -----------------------------------------------------------------------------
  ===========================================================================
                            DESCRIPTION OF THE TRUST
  ===========================================================================
 -----------------------------------------------------------------------------

     The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on October 31, 1982. The business activities of the Trust are supervised by its Board of Trustees. Like other mutual funds, the Trust retains various organizations to perform specialized services.

     The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, all without par value. Shares of three series, consisting of the Funds, have been authorized.

     The shares of beneficial interest of each Fund are divided into three classes, designated Class A, Class C and Class Y shares. Each class represents interests in the same assets of the Fund. The classes differ as follows: (1) each of Class A and Class C has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are subject to an initial sales charge, and may, under limited circumstances, be subject to a CDSC, and bear ongoing service fees, (3) no initial sales charge is imposed on Class C shares, but Class C shares may be subject to a CDSC, and bear ongoing distribution and service fees, and (4) each Class may bear differing amounts of certain class-specific expenses.

     The differing sales charges and other expenses applicable to the different classes of each Fund's shares may affect the performance of those classes. More information concerning the classes of shares of the Funds may be obtained by calling LMFP at (800) 800-3609.

     Any trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold annual meetings of shareholders. Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

     The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate actions.

     Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INVESTMENT ADVISOR
Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio 45202-3896

INVESTMENT SUB-ADVISER TO EUROPE FUND
Lombard Odier International Portfolio
  Management Limited
Norfolk House
13 Southampton Place
London WC1A 2AJ, England

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

SUB-CUSTODIAN FOR EUROPE FUND
The Chase Manhattan Bank, N.A.
1 Chaseside
Bournemouth, Dorset BH7 7DB
England

TRANSFER AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
250 W. Pratt Street
Baltimore, Maryland 21201

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

---------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS BEING AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST TO SELL ITS SHARES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
-------------------------------------------------
[LOGO] PRINTED ON RECYCLED PAPER

              ---------------------------------------------------
                   ==========================================
                                    BARTLETT
                                    CAPITAL
                                     TRUST
                                   PROSPECTUS
                   ==========================================
              ---------------------------------------------------

                                  MAY 1, 1998
                            ------------------------
                            (AS REVISED MAY 1, 1998)

                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                BASIC VALUE FUND

                                    BARTLETT
                                  EUROPE FUND

                                 CLASS Y SHARES

                             BARTLETT CAPITAL TRUST

                                   PROSPECTUS
                                 CLASS Y SHARES

                                  May 1, 1998
                            (As revised May 1, 1998)
TABLE OF CONTENTS

Prospectus Highlights.................................    2
Fund Expenses.........................................    4
Financial Highlights..................................    5
Investment Performance................................    8
Investment Objectives and Policies....................    9
Investment Policies, Techniques and Risk
 Considerations.......................................   11
How to Purchase and Redeem Your Shares................   17
Calculation of Share Price............................   19
Dividends and Other Distributions.....................   20
Taxes.................................................   21
Management of the Trust...............................   23
Description of the Trust..............................   25

--------------------------------------------------------------------------------

Bartlett Capital Trust ("Trust") is an open-end management investment company which currently offers three series: Bartlett Value International Fund, Bartlett Basic Value Fund and Bartlett Europe Fund (each a "Fund").

BARTLETT VALUE INTERNATIONAL FUND ("Value International") seeks capital appreciation by investing primarily in foreign equity securities believed by its adviser, Bartlett & Co. ("Bartlett" or "Adviser"), to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

BARTLETT BASIC VALUE FUND ("Basic Value") seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by the Adviser to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

BARTLETT EUROPE FUND ("Europe Fund") seeks long-term growth of capital by investing primarily in equity securities of European issuers which Lombard Odier International Portfolio Management Limited ("Lombard Odier"), investment sub-adviser to Europe Fund, believes are undervalued and thus may offer above-average potential for capital appreciation.

     This Prospectus sets forth concisely the information about the Funds that you ought to know before investing. Please read and retain this Prospectus for future reference. A Statement of Additional Information for the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling LM Financial Partners, Inc. ("LMFP"), the Trust's distributor, at (800) 800-3609.

     The Class Y shares described in this Prospectus are currently offered for sale only to advisory clients of Bartlett that are employee benefit or retirement plans, other than individual retirement accounts ("IRAs"), to retirement plans having net assets of at least $10 million, to purchasers of $5 million or more in shares of any Fund, and to participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by Bartlett and that may invest in Bartlett proprietary funds, provided that shares are purchased through or in connection with those programs.

     INVESTORS SHOULD BE COGNIZANT OF THE UNIQUE RISKS OF INTERNATIONAL INVESTING, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS AND TO FOREIGN ECONOMIC AND POLITICAL CHANGES.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  For further information, call (800) 800-3609 or contact your broker/dealer.

                             BARTLETT CAPITAL TRUST

 -----------------------------------------------------------------------------
  ===========================================================================
                             PROSPECTUS HIGHLIGHTS
  ===========================================================================
 -----------------------------------------------------------------------------

                       Bartlett Value International Fund
                           Bartlett Basic Value Fund
                              Bartlett Europe Fund

     The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

Investment Objectives and
Policies:                          VALUE INTERNATIONAL is a diversified,
                                   professionally managed portfolio seeking to provide capital appreciation. In attempting to achieve the Fund's objective, the Fund normally invests at least 65% of its total assets in equity securities of non-U.S.
                                   issuers.

                                   BASIC VALUE is a diversified, professionally managed portfolio seeking to provide capital appreciation. In attempting to achieve the Fund's objective, the Fund invests primarily in common stocks or securities convertible into common stocks. The Fund seeks to diversify its investments across industry sectors.

                                   EUROPE FUND is a diversified, professionally managed portfolio seeking to provide long-term growth of capital. In attempting to achieve the Fund's objective, the Fund normally invests at least 65% of its total assets in equity securities of European issuers.

Investment Adviser:                Bartlett & Co. has provided investment advice
                                   to individuals, pension and profit-sharing plans and trust accounts since 1898.

Investment Sub-Adviser to Europe
Fund: Lombard Odier International Portfolio Management Limited, a subsidiary of one of the oldest and largest private banks in Switzerland, specializes in advising and managing investment portfolios for institutional clients.

Purchase Plan:                     Class Y shares are offered only to a limited
                                   class of investors.

Class Y Shares:                    Offered for sale only (1) to advisory clients
                                   of Bartlett that are employee benefit or retirement plans, other than IRAs, (2) to retirement plans having net assets of at least $10 million, (3) to purchasers of $5 million or more in shares of any Fund, and
                                   (4) to participants in certain wrap fee
                                   investment advisory programs that are
                                   currently or in the future sponsored by
                                   Bartlett and that may invest in Bartlett proprietary funds, provided that shares are purchased through or in connection with those programs. See "How to Purchase and Redeem
                                   Your Shares."

Initial Purchase:                  $1,000 minimum, generally, subject to the
                                   above limitations.

Subsequent Purchases:              $100 minimum, generally.

Exchange Privilege:                Exchanges may be made for shares of the
                                   corresponding class of shares of any other
                                   Fund and for shares of Legg Mason Cash
                                   Reserve Trust, a money market mutual fund.
                                   See "Exchange Privilege," page 18.

Dividends and Other
Distributions:                     Dividends from net investment income are
                                   declared and paid quarterly by Value
                                   International and Basic Value and annually by Europe Fund. Distributions of capital gains are declared and paid annually by each Fund.
                                   See "Dividends and Other Distributions," page
                                   20. All dividends and other distributions are automatically reinvested in Fund shares unless cash payments are requested.

Risk Factors:                      There can be no assurance that any Fund will
                                   achieve its investment objective. Each Fund's net asset value will fluctuate, reflecting fluctuations in the value of its securities.
                                   The value of the equity and other instruments held by the Funds is subject to market risk.
                                   The market risk of equity securities is
                                   generally perceived to be higher than that of any other securities of an issuer. The value of debt instruments generally fluctuates inversely with movements in market interest rates. The values of longer-term debt securities generally fluctuate more than those of shorter-term securities.

                                   Changes in economic conditions in, or
                                   governmental policies of, foreign nations may have a significant impact on the performance of Value International and Europe Fund. Foreign investment involves a possibility of expropriation, nationalization, confiscatory taxation, limitations on the use or removal of funds or other assets of a Fund, the withholding of tax on interest or dividends, and restrictions on the ownership of securities by foreign entities such as the Funds. Fluctuations in the value of foreign currencies relative to the U.S. dollar also will affect the value of Fund holdings denominated in such currencies.

                                   Each Fund's participation in hedging and option strategies also involves certain investment risks and transaction costs. None of the Funds should be considered a complete investment program. See "Investment Objectives and Policies" and "Investment Policies, Techniques and Risk
                                   Considerations."

 -----------------------------------------------------------------------------
  ===========================================================================
                                 FUND EXPENSES
  ===========================================================================
 -----------------------------------------------------------------------------

     The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Class Y shares of a Fund will bear directly or indirectly. The expenses set forth in the table below are based on average net assets and annual Fund operating expenses relating to Class Y shares, for the period August 15, 1997 to December 31, 1997.

                                 CLASS Y SHARES
--------------------------------------------------------------------------------

                                                                  VALUE       BASIC   EUROPE
SHAREHOLDER TRANSACTION EXPENSES                              INTERNATIONAL   VALUE    FUND
--------------------------------                             ------------------------------
Maximum sales charge on purchases                                None         None     None
Deferred sales charges                                           None         None     None
Redemption or exchange fees                                      None         None     None

ANNUAL FUND OPERATING EXPENSES(a)(b)
(as a % of average net assets)
------------------------------------
Management fees                                                  1.25%        0.75%    1.00%
12b-1 fees                                                       None         None     None
Other expenses                                                   0.19%        0.11%    0.31%
                                                              ------------------------------
Total operating expenses                                         1.44%        0.86%    1.31%

(a) Pursuant to voluntary expense limitations, the Adviser has agreed to waive fees to the extent that Value International's Class Y expenses exceed 1.55%, Basic Value's Class Y expenses exceed 0.90%, and Europe Fund's Class Y expenses exceed 1.60% of their respective average daily net assets through May 1, 1999.
(b) The expense information has been restated to reflect current fees and expenses.

EXAMPLE

     The following example illustrates the expenses that you would pay on a $1,000 investment in Class Y shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. The Funds charge no redemption fees of any kind.

                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       -------------------------------------
VALUE INTERNATIONAL..................................    $15      $46       $79       $172
BASIC VALUE..........................................    $9       $27       $48       $106
EUROPE FUND..........................................    $13      $42       $72       $158

     THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF CLASS Y SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Class Y shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which Bartlett waives its fees and the extent to which Class Y shares incur variable expenses, such as transfer agency costs.

 -----------------------------------------------------------------------------
  ===========================================================================
                              FINANCIAL HIGHLIGHTS
  ===========================================================================
 -----------------------------------------------------------------------------


     The financial information in the tables that follow has been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements for Value International and Basic Value for the nine months ended December 31, 1997, the financial statements for Europe Fund for the year ended December 31, 1997 and the report of Coopers & Lybrand L.L.P. thereon are included in the Funds' combined annual report to shareholders and are incorporated by reference into the Statement of Additional Information. The annual report for the Funds is available to shareholders without charge by calling LMFP at (800) 800-3609.

                       BARTLETT VALUE INTERNATIONAL FUND

                                                               CLASS Y
                                                         -------------------
                                                         AUGUST 15, 1997(A)
                                                                 TO
                                                          DECEMBER 31, 1997

----------------------------------------------------------------------------
Net asset value, Beginning of period                           $ 15.27
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (.11)(B)
  Net realized and unrealized gains (losses) on
     investments and foreign currency transactions               (1.21)
----------------------------------------------------------------------------
Total from investment operations                                 (1.32)
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                            (.24)
  Distributions from realized gains                              (1.38)
----------------------------------------------------------------------------
Total distributions                                              (1.62)
----------------------------------------------------------------------------
Net asset value, End of period                                 $ 12.33
----------------------------------------------------------------------------
Total return                                                     (8.38%)(C)
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $13,084
Ratio of net expenses to average net assets                       1.44%(B,D)
Ratio of net investment income to average net assets              (.75%)(B,D)
Portfolio turnover rate                                             44%(D)
Average commission rate paid(E)                                $ .0227
----------------------------------------------------------------------------

A  Commencement of operations of this Class.
B Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.59%.
C  Not Annualized
D  Annualized
E Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

                           BARTLETT BASIC VALUE FUND

                                                               CLASS Y
                                                         -------------------
                                                         AUGUST 15, 1997(A)
                                                                 TO
                                                          DECEMBER 31, 1997

----------------------------------------------------------------------------
Net asset value, Beginning of period                           $21.92
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    .18(B)
  Net realized and unrealized gains (losses) on
     investments and foreign currency transactions               1.94
----------------------------------------------------------------------------
Total from investment operations                                 2.12
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           (.23)
  Distributions from realized gains                             (4.94)
----------------------------------------------------------------------------
Total distributions                                             (5.17)
----------------------------------------------------------------------------
Net asset value, End of period                                 $18.87
----------------------------------------------------------------------------
Total return                                                    10.97%(C)
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $2,387
Ratio of net expenses to average net assets                       .86%(B,D)
Ratio of net investment income to average net assets             1.51%(B,D)
Portfolio turnover rate                                            42%(D)
Average commission rate paid(E)                                $.0723
----------------------------------------------------------------------------

A  Commencement of operations of this Class.
B Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 0.96%.
C  Not Annualized
D  Annualized
E Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

                            BARTLETT EUROPE FUND(A)

                                                               CLASS Y
                                                         -------------------
                                                         AUGUST 21, 1997(B)
                                                                 TO
                                                          DECEMBER 31, 1997

----------------------------------------------------------------------------
Net asset value, Beginning of period                           $25.61
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (.04)(C)
  Net realized and unrealized gains (losses) on
     investments and foreign currency transactions               1.27
----------------------------------------------------------------------------
Total from investment operations                                 1.23
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                             --
  In excess of net investment income                               --
  Distributions from realized gains                             (5.83)
----------------------------------------------------------------------------
Total distributions                                             (5.83)
----------------------------------------------------------------------------
Net asset value, End of period                                 $21.01
----------------------------------------------------------------------------
Total return                                                      4.9%(D)
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $8,025
Ratio of net expenses to average net assets                      1.31%(C,E)
Ratio of net investment income to average net assets             (.60%)(C,E)
Portfolio turnover rate                                           123%
Average commission rate paid(F)                                $.0374
----------------------------------------------------------------------------

A The financial information in this table for the year ended December 31, 1997 is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 1, 1997 the Worldwide Value Fund operated as a closed end fund.
B  Commencement of operations of this Class.
C Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.49%.
D  Not Annualized
E  Annualized
F Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

 -----------------------------------------------------------------------------
  ===========================================================================
                             INVESTMENT PERFORMANCE
  ===========================================================================
 -----------------------------------------------------------------------------


     From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-by-year results, tend to smooth out variations in a fund's return. No adjustment will be made for any income taxes payable by shareholders.

     Basic Value and Value International changed their year end from March 31 to December 31. Total returns as of December 31, 1997 were as follows:
--------------------------------------------------------------------------------

CLASS Y SHARES:                                                BASIC        VALUE       EUROPE
CUMULATIVE TOTAL RETURN                                        VALUE    INTERNATIONAL    FUND
-----------------------                                       --------------------------------
Life of Class                                                 +10.97%(a)    -8.38%(b)   +4.93%(c)

(a) Commencement of sale of Class Y of Basic Value -- August 15, 1997
(b) Commencement of sale of Class Y of Value International -- August 15, 1997
(c) Commencement of sale of Class Y of Europe Fund -- August 21, 1997

     Total return information reflects past performance and is not a prediction or guarantee of future results. Investment return and share price will fluctuate, and the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Further information about each Fund's performance is contained in the Funds' combined annual report to shareholders, which may be obtained without charge by calling LMFP at (800) 800-3609.

 -----------------------------------------------------------------------------
  ===========================================================================
                       INVESTMENT OBJECTIVES AND POLICIES
  ===========================================================================
 -----------------------------------------------------------------------------


     The investment objective of Basic Value and Value International may be changed without shareholder approval; however, shareholders of these two Funds will be given a minimum of 30 days' prior written notice before any change in investment objective becomes effective. Europe Fund's investment objective may not be changed without shareholder approval.

                       BARTLETT VALUE INTERNATIONAL FUND

     The investment objective of Value International is to seek capital appreciation. The Fund seeks its objective by investing primarily in foreign equity securities believed by Bartlett to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     The Fund invests primarily in equity securities of non-U.S. issuers generally consisting of common stocks, common stock equivalents and preferred stocks. The Fund also may invest indirectly in foreign equity securities by purchasing American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities and by purchasing shares of closed-end investment companies that hold foreign equity securities in their portfolios.

     There is no requirement that the Fund invest exclusively in foreign equity securities. The Fund may invest in other types of foreign securities such as fixed income obligations of foreign companies, foreign governments, foreign governmental agencies and international organizations. In addition, the Fund may invest a portion of its assets in U.S. government obligations, debt and equity obligations of U.S. issuers, and repurchase agreements, and may hold a portion of its assets in cash and U.S. dollar-denominated time deposits.

     In seeking its objective, the Fund intends to diversify its investments among issuers representing various countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of non-U.S. issuers. The Fund may invest in countries in Europe, the Far East, Latin America, Asia, Africa, Canada, Australia and other geographic regions. The Fund may, from time to time, have more than 25% of its total assets invested in any major industrial or developed country which in the view of Bartlett poses no unique investment risk. If circumstances warrant, for temporary defensive purposes, the Fund may invest substantially all of its assets in one or two countries.

     The Fund may employ several investment techniques, including the use of options, hedging programs, currency transactions, repurchase agreements, lending of portfolio securities, short sales "against the box" and forward commitment transactions. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

     Bartlett selects portfolio securities on the basis of what it considers to be the intrinsic value of each security. In analyzing the intrinsic value of a specific security, particular emphasis is given to such characteristics as relative price/earnings ratio, dividend yield, and price/book value ratio. In making investment decisions, Bartlett considers all other pertinent factors affecting the intrinsic value of a security, including financial, tax, social, political and national conditions.

     Although the Fund provides a means for individuals and institutional investors to invest a portion of their assets outside the U.S., it should not be considered a complete investment program. In addition, investments in foreign securities may be subject to risks not typically associated with investments in domestic securities. See "Foreign Securities" for a more complete discussion of certain risks associated with investments in foreign securities.

     See "Investment Policies, Techniques and Risk Considerations" beginning at page 11 for a more detailed discussion of risks associated with the securities and investment techniques discussed above.

                           BARTLETT BASIC VALUE FUND

     The investment objective of Basic Value is to seek capital appreciation. The Fund seeks its objective by investing primarily in common stocks or securities convertible into common stocks that Bartlett believes to be selling at attractive prices relative to their intrinsic value. Income is a secondary consideration. In determining whether a specific security represents investment value, particular emphasis is given to such characteristics as low debt, relative price/earnings ratio, dividend yield, and price/book value ratio. The Fund seeks to diversify its investments across industry sectors. The Fund's investments may include foreign securities.

     In seeking its objective, Basic Value invests only in securities of companies with at least three years of operating history. Due to the Fund's disciplined investment methodology, and the cyclical nature of the economy and investment markets, there will be times when Bartlett is unable to purchase reasonably valued common stocks and common stock equivalents. At these times, the Fund may hold all or a portion of its assets in fixed income securities.

     The Fund may employ several investment techniques, including the use of options, hedging programs, currency transactions, repurchase agreements, reverse repurchase agreements and dollar rolls, lending of portfolio securities, short sales, short sales "against the box," structured securities and forward commitment transactions. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

     For a further discussion of the risks associated with these securities and techniques, see "Investment Policies, Techniques and Risk Considerations," beginning on page 11.

                              BARTLETT EUROPE FUND

     The investment objective of Europe Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of European issuers that Lombard Odier believes are undervalued and thus may offer above-average potential for capital appreciation.

     The Fund invests primarily in equity securities, including common stock, preferred stock, convertible securities, rights and warrants, but may also invest in bonds, notes and other fixed income securities. The Fund will normally invest at least 65% of its total assets in equity securities and may invest up to 35% of its total assets in fixed income securities. When conditions warrant, for temporary defensive purposes, the Fund may invest over 35% and as much as 100% of its total assets in fixed income securities. The fixed income securities in which the Fund may invest generally include obligations of foreign or domestic governments, government agencies or municipalities, and obligations of foreign or domestic companies. The Fund may invest in fixed income securities without regard to rating, although Lombard Odier does not anticipate that more than 5% of the Fund's total assets will be invested in fixed income securities rated lower than "investment grade" (that is, Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P")), or, if unrated, deemed by Lombard Odier to be of comparable quality. Most fixed income securities of foreign issuers are not rated by Moody's or S&P. Generally, the fixed income securities in which the Fund will invest will be those which Lombard Odier believes offer potential for capital appreciation, either because of anticipated changes in the general level of interest rates, or because of anticipated improvement in the issuer's credit rating.

     For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations. The Fund may also enter into repurchase agreements.

     The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund's portfolio transactions will be effected in the primary trading market for the given security.

     The Fund may also invest in depositary receipts and securities of other investment companies, and may enter into when-issued and delayed-delivery transactions. The Fund is authorized to invest in options, futures and options on futures contracts and may enter into foreign currency transactions and forward foreign currency exchange contracts ("forward contracts"). The Fund may invest up to 15% of its net assets in illiquid or restricted securities.

  Except as otherwise noted, the investment policies of each Fund described herein may be changed by the Trust's Board of Trustees without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

  -----------------------------------------------------------------------------
    =========================================================================
            INVESTMENT POLICIES, TECHNIQUES AND RISK CONSIDERATIONS
    =========================================================================
  -----------------------------------------------------------------------------

     This section contains general information about various types of securities and investment techniques. Each Fund may invest in any security or employ any investment technique described in this section unless specifically noted otherwise. Each Fund may purchase combinations of different types of securities provided that the securities in the combination are permissible investments of the Fund.

EQUITY SECURITIES

     Equity securities include common stock, preferred stock and other similar securities such as convertible preferred stock, convertible debentures, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

FOREIGN SECURITIES

     Each Fund may invest, without limitation, in foreign equity securities. Value International and Europe Fund are expected normally to invest at least 65% of their respective assets in foreign securities.

     ADRs, EDRs and other similar securities convertible into securities of foreign companies provide a means for investing indirectly in foreign equity securities. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Each Fund may invest in ADRs and EDRs.

     Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar-denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar-denominated obligations issued by foreign companies and traded on foreign markets).

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations, which include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related governmental agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market. Each Fund may include foreign fixed income securities and foreign government obligations in its portfolio.

     Value International and Europe Fund under normal conditions will invest at least 65% of their assets in foreign securities and European securities, respectively. For purposes of this 65% test, foreign and European securities respectively include securities of issuers: (i) which are organized under the laws of a foreign country or Europe; (ii) for which the principal trading market is in a foreign country or Europe; or (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in foreign countries or Europe or which have at least 50% of their assets situated in foreign countries or Europe.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchange, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of confiscatory foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

EMERGING MARKETS

     Value International and Europe Fund may invest in securities of issuers based in emerging markets. Europe Fund may (but is not limited to) invest in issuers based in Greece, Portugal, Hungary, Poland, Czech Republic,

Slovakia or Turkey. Value International may (but is not limited to) invest in issuers based in the countries in Latin America, Southeast Asia, and the Far East. Subject to the above restrictions, emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by Bartlett or Lombard Odier to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities: (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) ADRs (or similar instruments) with respect to the foregoing.

     The risks of foreign investment, described above, are greater for investments in emerging markets. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

FIXED INCOME SECURITIES

     Fixed income securities include corporate debt securities, municipal obligations, mortgage-related securities, asset-backed and receivable-backed securities, U.S. government obligations and participation interests in such securities. Certain fixed income securities are floating rate obligations or variable rate obligations. Certain fixed income securities may carry demand features that permit a Fund to sell the obligation back to the issuer or to a third party at a specified price upon short notice at any time or prior to specific dates. Preferred stock and convertible debt securities may also be considered to be fixed income securities.

     Corporate Debt Securities. Each Fund is permitted to invest in corporate debt securities, i.e., long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper.) Corporate debt securities include variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable. A Fund may invest in such notes only if the Board of Trustees believes that the notes are of comparable quality to the other obligations in which the Fund may invest. Variable amount master demand notes may be deemed illiquid under certain circumstances and a Fund's investment in such notes would be limited to the extent that it is not permitted to invest more than 10% (15% for Europe Fund) of the value of its net assets in illiquid investments.

OPTIONS, FUTURES AND FORWARD
CURRENCY EXCHANGE CONTRACTS

     Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts and stock indexes. Each Fund may also engage in option transactions involving foreign currencies and foreign stock indexes.

     To cover the potential obligations involved in option transactions, a Fund will own the underlying equity security, debt security, futures contract or foreign currency or the Fund will segregate with its custodian (i) appropriate liquid assets sufficient to purchase the underlying equity security, debt security, futures contract or foreign currency or (ii) appropriate liquid assets equal to the market value of the stock index. A Fund will engage in options on futures contracts only for hedging purposes (see below). Option transactions involve the following principal risks: (i) the loss of a greater percentage of the Fund's investment than a direct investment in the underlying instrument,
(ii) the loss of opportunity to profit from price movements in the underlying instrument, and (iii) the inability to effect a closing transaction on a particular option.

     There is no restriction on the percentage of a Fund's total assets which may be committed to transactions in options (except options on futures contracts as discussed below). However, the SEC considers over-the-counter options to be illiquid. As long as the SEC maintains this position, a Fund will not engage in an over-the-counter option transaction if such transaction would cause the value of such options purchased by the Fund and the assets used to cover such options written (sold) by the Fund, together with the value of other illiquid securities held by the Fund, to exceed 10% (15% for Europe Fund) of its net assets. The policy of Basic Value and Value International with respect to options is fundamental, although the particular practices followed with respect to options, such as the procedures used to cover or secure options which a Fund writes, are not deemed fundamental and may be changed by the Board of Trustees without shareholder vote.

     Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. Each Fund may hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward contracts as described below. The objective of a hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract or currency. There are transactional costs connected with a hedging program.

     The principal risks associated with hedging transactions are: (i) possible imperfect correlation between the prices of the options and futures contracts and the market value of a Fund's portfolio securities, (ii) possible lack of a liquid secondary market for closing out an option or futures contract transaction, (iii) the need for additional skills and techniques beyond normal portfolio management, and (iv) losses resulting from market movements not anticipated by Bartlett and/or Lombard Odier.

     No Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, no Fund may enter into transactions involving futures contracts and related options if such transactions would result in more than 5% of the fair market value of the Fund's assets being deposited as initial margin for such transactions.

     When a Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (i.e., cash) basis.

     In addition, a Fund may wish to lock in the U.S. dollar value of the transaction at or near the time of the purchase or sale at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the foreign security is denominated. Therefore, a Fund may enter into a forward contract. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This process is known as transaction hedging. Transaction hedging may protect a Fund from a possible loss, but will limit potential gains which might result from a positive change in the currency relationships.

     When it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This technique is known as portfolio hedging. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds may also employ forward contracts to hedge against an increase in the value of the currency in which the securities a Fund intends to buy are denominated.

     A Fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions described above. No Fund will engage in foreign currency transactions for speculative purposes.

     A more complete description of the characteristics, risks and possible benefits of option and hedging transactions is included in the Funds' Statement of Additional Information.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price and date. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. Europe Fund may enter into repurchase agreements with respect to securities issued by the U.S. government, its agencies or instrumentalities. Under normal circumstances, no more than 25% of Europe Fund's total assets will be invested in repurchase agreements at any time.

ILLIQUID SECURITIES

     The portfolio of each Fund may contain illiquid securities. A Fund will not invest more than 10% (15% with respect to Europe Fund) of its net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered generally to be illiquid (although if they are liquid they will be treated as such): repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped collateralized mortgage obligations ("CMOs"), CMOs for which there is no established market, direct investments in mortgages and restricted securities.

RESTRICTED SECURITIES

     Each Fund may invest in restricted securities, although Basic Value and Value Interna-tional do not intent to invest more than 5% of their respective net assets in restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

LOANS OF PORTFOLIO SECURITIES

     Each Fund may make short- and long-term loans of their portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by Bartlett or Lombard Odier, in response to requests of broker/ dealers or institutional investors which Bartlett or Lombard Odier deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. There is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of a Fund's total assets.

OTHER INVESTMENT COMPANIES

     Each Fund is permitted to invest in other investment companies at any time. A Fund will not invest more than 10% of its total assets in securities of other investment companies or invest more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company. If a Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees.

     Value International and Europe Fund each may invest in any closed-end investment company that holds foreign equity securities in its portfolio. For Value International, investments in the shares of closed-end investment companies that invest primarily in the equity securities of non-U.S. issuers will be included in the 65% of total assets that Value International normally would expect to invest in such issuers. Likewise, investments by Europe Fund in the shares of closed-end investment companies that invest primarily in equity securities of European issuers will be included in the 65% of total assets that Europe Fund normally would expect to invest in European issuers.

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                     HOW TO PURCHASE AND REDEEM YOUR SHARES
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GENERAL

     For further information concerning the purchase/redemption of your shares or for further instructions regarding any purchase/ redemption options, please contact your broker/dealer or LMFP.

     Each Fund is authorized to issue three classes of shares. Class A shares and Class C shares of the Funds are offered through a separate prospectus. Class Y shares, as described in this Prospectus, are offered for sale only to advisory clients of Bartlett that are employee benefit or retirement plans, other than IRAs, to retirement plans having net assets of at least $10 million, to purchasers of $5 million or more in shares of any Fund, and to participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by Bartlett and that may invest in Bartlett proprietary funds, provided that shares are purchased through or in connection with those programs.

PURCHASES

     Investors eligible to purchase Class Y shares may purchase them through a brokerage account with Bartlett, LMFP or their affiliates. Subject to the above limitations, the minimum initial investment for Class Y shares is $1,000, including investments made by exchange from other Funds or Legg Mason Cash Reserve Trust. The minimum investment for each purchase of additional shares is $100. Each Fund may reduce or waive such minimums for investments made by employer sponsored qualified retirement plans or through automatic investment programs, investments made through brokerage firms or other financial institutions, or investments made by advisory clients of Bartlett and employees of Bartlett and their families, or under other circumstances.

     Share purchases will be processed at the net asset value next determined after Bartlett or LMFP has received the order. Orders received before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. The Funds, Bartlett and LMFP reserve the right to reject any purchase order and to suspend the offering of shares for a period of time. The Funds do not issue share certificates.

     No sales charge is imposed by any Fund in connection with the purchase of Class Y shares.

     Once an account has been established, investors may also purchase shares of the Funds through LMFP by bank wire. Bank wire purchases will be effected at the next determined net asset value after the bank wire is received. An investor's bank may charge a service fee for wiring money to the Funds.

     Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; an annual report for the Funds will contain financial statements audited by the Trust's independent accountants.

Shareholder inquiries should be addressed to:
          [insert complete Fund name]
          LMFP Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476

Telephone Purchase Transactions:
          Call LMFP at (800) 800-3609

Programs Applicable to Class Y:

     SYSTEMATIC INVESTMENT PLAN. Shares of each Fund may be purchased through the Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing BFDS to transfer funds each month from your checking account. Please contact Bartlett or LMFP for further information.

     AUTOMATIC INVESTMENTS. Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through Bartlett or LMFP.

REDEMPTIONS

     As described below, shares of the Funds may be redeemed at their net asset value. Redemption proceeds normally will settle in your Bartlett or LMFP brokerage account two business days after trade date; however, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of Bartlett and/or Lombard Odier, the respective Fund could be adversely affected by immediate payment. The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.

     Shareholders may call Bartlett or LMFP and give them an order for redemption. Shareholders should have the following information ready when they call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and their shareholder account number. Shareholders may also send a written request for redemption to the address listed below.

     Orders for redemption received by Bartlett or LMFP before the close of the Exchange, on any day that the Exchange is open, will be transmitted to BFDS for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Bartlett or LMFP after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Bartlett or LMFP may be treated as a request for repurchase and, if it is accepted by Bartlett or LMFP, the investor's shares will be purchased at the net asset value per share determined as of the next close of the Exchange.

PURCHASES AND REDEMPTIONS THROUGH INSTITUTIONS

     Certain institutions that have agreements with LMFP or the Funds may be authorized to accept purchase and redemption orders on their behalf. In that case, a Fund will be deemed to have received your purchase or redemption order when the authorized institution accepts the order, and your order will receive the next price calculated after the order has been accepted by the institution. You should consult with your institution to determine the time by which it must receive your order for you to purchase or redeem Fund shares at that day's price. It is the institution's responsibility to transmit your order to the Fund in a timely fashion.

SYSTEMATIC WITHDRAWAL PLAN

     Eligible shareholders may elect to make systematic withdrawals from their Fund account of a minimum of $50 on a monthly basis if they are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact LMFP or Bartlett for further information.

EXCHANGE PRIVILEGE

     As a Fund shareholder, investors are entitled to exchange their shares of a Fund for the corresponding class of shares of any of the other Funds or the Legg Mason Cash Reserve Trust (a money market mutual fund), provided that such shares are eligible for sale in the investor's state of residence.

     Investments by exchange into a Fund are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange.

     There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To effect an exchange by telephone, or to obtain further information concerning the exchange privilege, please contact LMFP or Bartlett.

OTHER IMPORTANT REDEMPTION INFORMATION

     The proceeds of your redemption may be more or less than your original cost. If the shares to be redeemed were paid for by check (including certified or cashier's checks) within 10 business days of the redemption request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.

     None of the Funds will be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders. Shareholders who do not wish to have telephone redemption privileges should call LMFP or Bartlett for further instructions.

     Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, no Fund will redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

     The shares of each Fund are subject to redemption at any time if the Board of Trustees of the Trust determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund.

Telephone Transactions:
          Call LMFP at (800) 800-3609

Mail Transactions:
          [insert complete Fund name]
          LMFP Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476

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    =======================================================================
     =====================================================================
                           CALCULATION OF SHARE PRICE

     Net asset value per share of each Fund class is determined daily, as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to each class from the total assets of such class and dividing the result by the number of shares of such class outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or Lombard Odier, under authority delegated by the Board of Trustees. The Funds may use pricing services to determine the market value of its portfolio securities, subject to Bartlett's and/or Lombard Odier's review. If the Board of Trustees determines in good faith that another method of valuing options and futures contracts is necessary to appraise their fair value, such other method will be used.

     Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. However, if Bartlett and/or Lombard Odier believes that the market value of a security will be more accurately reflected thereby, it will use market value estimates obtained from yield spreads relating to securities with similar characteristics as to credit quality, coupon rate, maturity and other factors. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

     For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then-prevailing exchange rates. In computing the net asset value of a Fund, the values of foreign portfolio securities are generally based upon market quotations that, depending upon the exchange or market, may be last sale price, last bid price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the Exchange is open. Trading of these securities may not take place on every business day the Exchange is open. In addition, trading may take place in various foreign markets on Saturdays or on other days when the Exchange is not open and on which a Fund's share price is not calculated. Therefore, the value of the portfolio of a Fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     The calculation of the share price of a Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless Bartlett and/or Lombard Odier determines, subject to review by the Trust's Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

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                       DIVIDENDS AND OTHER DISTRIBUTIONS
    =======================================================================
  ---------------------------------------------------------------------------


     Each Fund distributes substantially all of its investment company taxable income (which consists of net investment income, net short-term capital gain and net gains from certain foreign currency transactions), if any, in the form of dividends to its shareholders of each class. Value International and Basic Value each declares and pays dividends from net investment income on a quarterly basis, and dividends from any net short-term capital gains annually; Europe Fund declares and pays all dividends on an annual basis. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any, after the end of the taxable year in which the gains are realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information.

     Dividends and other distributions, if any, on Class Y shares of a Fund held in a Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan, generally are reinvested in Class Y shares of that Fund on the payment date (including instances when no election is made). Other shareholders may elect to:

1. Receive both dividends and other distributions in Class Y shares of the distributing Fund (automatic option -- no action needed);

2. Receive dividends in cash and other distributions in Class Y shares of the distributing Fund;

3. Receive dividends in Class Y shares of the distributing Fund and other distributions in cash; or

4. Receive both dividends and other distributions in cash.

     If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     In certain cases, shareholders may reinvest dividends and other distributions in Class Y shares of another Fund. Please contact LMFP or Bartlett for additional information concerning this option. If no election is made, both dividends and other distributions are credited to your account in Class Y shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Class Y shares received pursuant to any of the first three (reinvestment) elections above are also credited to your account at that net asset value. Shareholders electing to receive dividends and/or other distributions in cash will be sent a check or will have their brokerage account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o LMFP Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

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                                     TAXES
    =======================================================================
  ---------------------------------------------------------------------------

     Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.

     Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in shares) are taxable to its shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the holding period of the security and the taxpayer's marginal rate of federal income tax. The relevant holding period is determined by how long the Fund has held the portfolio security on which the gain was earned, not by how long you have held your Fund shares.

     Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid

(or deemed paid) during the year. The notice will tell you what portion of the capital gain falls into each of the different tax rate categories mentioned above. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares may result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of any other Fund or the Legg Mason Cash Reserve Trust generally will have similar tax consequences. See "How to Purchase and Redeem Your Shares -- Exchange Privilege," above. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of shares immediately before the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

     Each Fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on that Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders may be entitled to claim tax credits or deductions, subject to certain limitations, for foreign income taxes paid by a Fund (see "Additional Tax Information" in the Statement of Additional Information). Each Fund will notify its shareholders if such credit or deduction is available.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of your home state and locality or country of residence. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

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                            MANAGEMENT OF THE TRUST
    =======================================================================
  ---------------------------------------------------------------------------


BARTLETT & CO.

     Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio, serves as investment adviser and administrator to each Fund. Bartlett is an investment advisory firm which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898. As of March 31, 1998, Bartlett had aggregate assets under management of approximately $3.1 billion. Bartlett is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

     Pursuant to an Investment Management and Administration Agreement, which was approved by the Board of Trustees, Bartlett acts as investment adviser for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, except with respect to Europe Fund, where it has delegated that responsibility to Lombard Odier. Bartlett also supervises all aspects of the operations of each Fund in its capacity as administrator for each Fund.

     Bartlett receives for its services a management fee from each Fund attributable to the net assets of each class, calculated daily and payable monthly. For its services to Basic Value, Bartlett receives an annual fee of 0.75% of its average daily net assets; for its services to Value International, Bartlett receives an annual fee of 1.25% of its average daily net assets; and for its services to Europe Fund, Bartlett receives an annual fee of 1.00% of its average daily net assets.

     Like other mutual funds, financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by Bartlett and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bartlett is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer system that it uses and to obtain assurances that comparable steps are being taken by the Funds' other, major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

LOMBARD ODIER

     Lombard Odier, Norfolk House, 13 Southampton Place, London WC1A 2AJ, England, serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement with Bartlett, Lombard Odier will receive from Bartlett (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to Bartlett by the Trust under the Investment Management and Administration Agreement, taking into account any fee waiver arrangements in effect for Europe Fund (see below).

     Lombard Odier specializes in advising and managing investment portfolios for institutional clients and also serves as investment adviser for one other investment company. As of March 31, 1998, Lombard Odier had approximately $8.3 billion in aggregate assets under management. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.

FEE WAIVERS

     Bartlett has agreed to waive fees to the extent that a Fund's expenses exceed the following annual rates of average daily net assets until May 1, 1999:

                                   CLASS Y
                                   -------
Value International                 1.55%
Basic Value                         0.90%
Europe Fund                         1.60%

     These agreements are voluntary and may be terminated by Bartlett at any time. Each Fund pays all its other expenses which are not assumed by Bartlett.

EXPENSE RATIOS

     For the fiscal period ended December 31, 1997, the ratio of each Fund's expenses to its average net assets (after application of any fee waivers) was:

                                   CLASS Y
                                   -------
Value International                 1.44%
Basic Value                         0.86%
Europe Fund                         1.31%

PORTFOLIO MANAGERS

     James A. Miller, CFA, Vice President of the Trust, and Woodrow H. Uible, CFA, Vice President of the Trust, are responsible for co-managing Basic Value. Mr. Miller is a Senior Portfolio Manager, President and a Director of Bartlett. Mr. Miller joined Bartlett in 1977 and is a member of its Institutional Investment Group. Mr. Uible is a Senior Portfolio Manager of Bartlett. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes.

     Madelynn M. Matlock, CFA, Vice President of the Trust, is primarily responsible for managing Value International. Ms. Matlock, Director of International Investments for Bartlett, joined Bartlett in 1981. She also served as Director of Research for Bartlett from 1983 to 1992.

     Ronnie Armist, Chief Investment Officer, Equities, of Lombard Odier in London, is primarily responsible for managing the Europe Fund. Mr. Armist joined Lombard Odier in 1983 and has served as Chief Investment Officer, Equities, since 1991.

     Neil Worsley, Director and Senior Investment Manager of Lombard Odier, and William Lovering, Assistant Director of Lombard Odier, serve as portfolio co-managers of Europe Fund. Mr. Worsley joined Lombard Odier in December 1990. Mr. Lovering joined Lombard Odier in August 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

LMFP

     LMFP is the distributor, or principal underwriter, of each Fund's shares pursuant to a Distribution Agreement with the Trust on behalf of each Fund. The Distribution Agreement obligates LMFP to pay certain expenses in connection with the offering of shares of each Fund, including any compensation to broker/dealers, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. LMFP is a wholly owned subsidiary of Legg Mason, Inc.

  ---------------------------------------------------------------------------
    =======================================================================
                            DESCRIPTION OF THE TRUST
    =======================================================================
  ---------------------------------------------------------------------------


     The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on October 31, 1982. The business activities of the Trust are supervised by its Board of Trustees. Like other mutual funds, the Trust retains various organizations to perform specialized services.

     The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, all without par value. Shares of three series, consisting of the Funds, have been authorized.

     The shares of beneficial interest of each Fund are divided into three classes, designated Class A, Class C and Class Y shares. Each class represents interests in the same assets of the Fund. The classes differ as follows: (1) each of Class A and Class C has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are subject to an initial sales charge, and may, under limited circumstances, be subject to a contingent deferred sales charge, and bear ongoing service fees, (3) no initial sales charge is imposed on Class C shares, but Class C shares are subject to a contingent deferred sales charge, and bear ongoing distribution and service fees, and (4) each Class may bear differing amounts of certain class-specific expenses.

     The differing sales charges and other expenses applicable to the different classes of each Fund's shares may affect the performance of those classes. More information concerning the classes of shares of the Funds may be obtained by calling LMFP at (800) 800-3609.

     Any trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold annual meetings of shareholders. Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

     The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate actions.

     Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

INVESTMENT ADVISOR
Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio 45202-3896

INVESTMENT SUB-ADVISER TO EUROPE FUND
Lombard Odier International Portfolio
  Management Limited
Norfolk House
13 Southampton Place
London WC1A 2AJ, England

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

SUB-CUSTODIAN FOR EUROPE FUND
The Chase Manhattan Bank, N.A.
1 Chaseside
Bournemouth, Dorset BH7 7DB
England

TRANSFER AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
250 W. Pratt Street
Baltimore, Maryland 21201

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

---------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS BEING AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST TO SELL ITS SHARES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
-------------------------------------------------
[LOGO] PRINTED ON RECYCLED PAPER

                            BARTLETT CAPITAL TRUST:

                       Bartlett Value International Fund
                           Bartlett Basic Value Fund
                              Bartlett Europe Fund

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1998

                           (As revised May 1, 1998)


         The three funds named above (each a "Fund" and collectively, the "Funds") are series of Bartlett Capital Trust (the "Trust"), a diversified open-end investment company. Bartlett Value International Fund ("Value International") seeks capital appreciation; it invests primarily in foreign equity securities that its investment adviser, Bartlett & Co. ("Bartlett"), believes are attractively priced relative to their intrinsic value. Income is a secondary consideration. Bartlett Basic Value Fund ("Basic Value") seeks capital appreciation; it invests primarily in common stocks or securities convertible into common stocks that Bartlett believes are selling at attractive prices relative to their intrinsic value. Income is a secondary consideration. Bartlett Europe Fund ("Europe Fund") seeks long-term growth of capital; it invests, under normal conditions, at least 65% of its total assets in equity securities of European issuers that its investment sub-adviser, Lombard Odier International Portfolio Management Limited ("Lombard Odier"), believes are undervalued and thus may offer above-average potential for capital appreciation.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses for Bartlett Capital Trust dated May 1, 1998 (and as revised May 1, 1998), which have been filed with the Securities and Exchange Commission ("SEC"). Class A and Class C shares of the Funds are offered through one Prospectus; the Funds' Class Y shares are offered through a separate Prospectus. A copy of each Prospectus can be obtained by calling LM Financial Partners, Inc. ("LMFP"), the Trust's distributor, toll-free at (800) 822-5544.



                          LM FINANCIAL PARTNERS, INC.
                                100 Light Street
                           Baltimore, Maryland 21202
                                 (800) 822-5544

                                 BARTLETT & CO.
                             36 East Fourth Street
                             Cincinnati, Ohio 45202

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                    3

INVESTMENT LIMITATIONS                                          17

THE FUNDS' INVESTMENT ADVISER AND SUB-ADVISER                   20

THE TRUST'S DISTRIBUTOR                                         22

TRUSTEES AND OFFICERS                                           23

PORTFOLIO TRANSACTIONS AND BROKERAGE                            28

DETERMINATION OF SHARE PRICE                                    30

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                  30

ADDITIONAL TAX INFORMATION                                      31

TAX-DEFERRED RETIREMENT PLANS                                   36

INVESTMENT PERFORMANCE                                          37

DESCRIPTION OF THE TRUST                                        41

CUSTODIAN                                                       42

ACCOUNTANTS                                                     43

TRANSFER AGENT                                                  43

FINANCIAL STATEMENTS                                            43

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

         This section supplements the information in the Prospectuses concerning the investments the Funds may make and the techniques they may use (see "Investment Objectives and Policies" and "Investment Policies, Techniques and Risk Considerations").

EMERGING MARKET SECURITIES

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a Fund. In such a case, a Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other government entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

         The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

         Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.

OPTION TRANSACTIONS

         Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts and stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on equity securities, debt securities, futures contracts and stock indexes. The purchaser of an option on an equity security, debt security or futures contract pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security or futures contract. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on equity securities, debt securities or options on futures contracts which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or futures contracts in the case of a call option and that the Fund will segregate with the Trust's custodian, State Street Bank and Trust Company ("State Street" or "Custodian"), high grade liquid debt securities sufficient to purchase the underlying security or futures contracts in the case of a put option. Each Fund will also segregate and maintain with its Custodian liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit high grade liquid debt securities in escrow with its Custodian.

         The purchase and writing of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a secured put option, it will assume the risk that the price of the underlying security will fall below the exercise price, in which case the Fund may be required to purchase the security at a higher price than the market price of the security. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written.

         Each Fund (particularly Value International and Europe Fund) may engage in option transactions involving foreign currencies, foreign stock indexes or futures contracts. A foreign currency option or an option on a futures contract involves either the right or the obligation to buy or sell a specific currency or futures contract at a specific price until the expiration date of the option. A foreign stock index option involves either the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option until the expiration date of the option. The purchaser of an option on a foreign currency or futures contract pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying currency or futures contract. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.

         Options on foreign currencies and futures contracts which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying currency or futures contract in the case of a call option and that the Fund will segregate with its Custodian liquid assets sufficient to purchase the underlying currency or futures contract in the case of a put option. Each Fund will also segregate and maintain with its

Custodian high grade liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when a Fund writes options, it may be required to maintain a margin account, to pledge the underlying currency, futures contract or U.S. government obligations, or to deposit high grade liquid assets in escrow with its Custodian.

HEDGING TRANSACTIONS

         (1)     U. S. Securities

         Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. The objective of a hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security at a future date. For example, in order to hedge against an anticipated rise in interest rates that might cause the value of a Fund's portfolio securities to decline, the Fund might sell interest rate futures contracts. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. Alternatively, an interest rate futures contract may be purchased when a Fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

         There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on Bartlett's and/or Lombard Odier's ability to predict the future direction of stock prices or interest rates and incorrect predictions by Bartlett and/or Lombard Odier may have an adverse effect on a Fund. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks. Bartlett is registered as a commodity trading advisor with the Commodity Futures Trading Commission ("CFTC"), is a member of the National Futures Association and has prior experience in the use of options, futures contracts and options on futures contracts.

         The hedging strategy involves the use of one or more techniques, including buying and selling options (described above), futures contracts and options on such futures contracts. A futures contract is a binding contractual commitment which involves either (a) the delivery and payment for a specified amount of securities or currency at a price agreed upon at the time the contract is entered into but with actual delivery made during a specified period in the future, or (b) the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. The securities or currency underlying the contract may be government or corporate bonds (an interest rate futures contract), foreign currency (a foreign currency futures contract), or a group of stocks such as a popular market index (a stock index futures contract). Interest rate futures contracts are currently available in standardized amounts on government obligations (such as U.S. Treasury bills, notes and bonds), Government National Mortgage Association ("GNMA") certificates, corporate bonds, domestic certificates of deposit and Eurodollar certificates of deposit. It is expected that other financial instruments will at later dates be subject to other futures contracts. As new futures contracts are developed and offered to investors, Bartlett and/or Lombard Odier will, consistent with each Fund's investment objectives and policies, consider making investments in such new futures contracts. Ordinarily a Fund will enter into interest rate futures contracts to hedge its investments in fixed income securities such as preferred stocks and money market obligations, stock index futures contracts to hedge its investments in common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

         Futures contracts are traded on exchanges licensed and regulated by the CFTC. Interest rate futures contracts are principally traded on the Chicago Board of Trade and International Monetary Market. Stock index futures contracts are principally traded on the New York Futures Exchange, Chicago Mercantile Exchange, Kansas City Board of Trade, New York Stock Exchange and Chicago Board of Trade. Each Fund will be subject to any limitations imposed by these boards of trades and exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that a Fund will be able to close out a particular futures contract.

         (2)     International Securities

         In general, the strategies and risks associated with hedging portfolio investments in international securities are similar to those involved in hedging U.S. securities, but have some differences.

         Each Fund may hedge the international securities in its portfolio by engaging in futures contracts transactions involving foreign currencies or stock indexes. A foreign currency futures contract is a binding contractual commitment which involves either the delivery and payment for a specified period in the future. A foreign stock index futures contract involves either the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. Ordinarily a Fund would enter into foreign stock index futures contracts to hedge its investments in foreign common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

         There is no assurance that the objective of any hedging strategy used by a Fund will be achieved, since the success of the strategy will depend on Bartlett's and/or Lombard Odier's ability to predict the future direction of the relevant currency, stock index or futures contract and incorrect predictions by Bartlett and/or Lombard Odier may have an adverse effect on the Fund. The forecasting of currency market movement is extremely difficult and whether a hedging strategy involving foreign currency transactions will be successful is highly uncertain. In addition, it should be noted that the skills and techniques necessary to predict movements in a stock index are different from those needed to predict price changes in individual stocks.

         Futures contracts are traded on exchanges licensed and regulated by the CFTC and analogous foreign regulatory agencies. Each Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although foreign currency futures contracts call for actual delivery or acceptance of the currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that a Fund will be able to close out a particular futures contract or that a liquid secondary market will exist for any particular futures contract at any specific time.

         Futures contracts transactions entail some risks. For example, it is possible that the futures contracts selected by a Fund will not follow the price movement of the underlying currency or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular futures contract at any specific time.

         (3) Risks of Hedging Strategies

         A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option on a futures contract may be lost if a Fund does not exercise the option or the writer does not perform his obligations. It is also possible that the futures contracts selected by a Fund will not follow the price movement of the underlying securities, currencies or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

         Each Fund will incur transactional costs in connection with the hedging program. When a Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Trust's Custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked-to-market and gains and losses are settled on a daily basis, a Fund may be required to deposit additional funds in such a segregated account if it has incurred a net loss on its open futures contract positions on any day.

         The Trust has filed a supplemental notice of eligibility with the CFTC to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that each Fund's transactions in futures contracts and options on futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that each Fund will enter into commitments which require as deposits for initial margin for futures contracts or premiums for options on futures contracts no more than 5% of the fair market value of its total assets.

CORPORATE DEBT SECURITIES

         Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Any Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES

         U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. government obligations may or may not be backed by the "full faith and credit" of the U.S. In the case of securities not backed by the "full faith and credit" of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae (formerly Federal National Mortgage Association) and Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

         Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

         Each Fund may invest in U.S. government obligations and related participation interests. In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government for purposes of securities laws. The Funds will consider all interest-only or principal-only fixed income securities as illiquid.

MUNICIPAL OBLIGATIONS

         Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax.
Each Fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The two principal classifications of municipal obligations are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

ZERO COUPON AND PAY-IN-KIND BONDS

         Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. A Fund may invest no more than 5% of its net assets in zero coupon bonds or pay-in-kind bonds, respectively.
Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, a Fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, such a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

MORTGAGE-RELATED SECURITIES

         Each Fund may invest no more than 5% of its net assets in mortgage-related securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest





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rates and mortgage rates.

         Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, Bartlett and/or Lombard Odier determines that the securities are appropriate investments for the Fund.

         Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Each Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. Each Fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

         Bartlett and/or Lombard Odier each expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, Bartlett and/or Lombard Odier will, consistent with a Fund's investment objective and policies, consider making investments in such new types of securities. The Prospectuses will be amended with any necessary additional disclosure prior to that Fund investing in such securities.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the





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price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

         Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. No Fund will purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which Bartlett and/or Lombard Odier deems to be illiquid pursuant to criteria established by the Board of Trustees if, as a result, more than 10% (15% for Europe Fund) of the value of the Fund's net assets would be invested in such illiquid securities and investments. Government-related organizations which issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

DIRECT INVESTMENT IN MORTGAGES

         Mortgage-related securities include investments made directly in mortgages secured by real estate. When a Fund makes a direct investment in mortgages, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Each Fund will invest in such mortgages only if Bartlett and/or Lombard Odier has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the Fund.

LOAN PARTICIPATION INTERESTS

         Basic Value and Value International may each invest no more than 5% of its net assets in loan participation interests. Loan participation interests are interests in debt obligations (such as corporate loans) that are owned by banks or other financial institutions. Loan participation interests are subject to the credit risks generally associated with the corporate borrower; however, certain loan participation interests may be backed by irrevocable letters of credit or a guarantee of the bank or financial institution. Certain loan participation interests may carry demand features that permit a Fund to sell the obligations back to the financial intermediaries for the full amount of the Fund's interest in the debt obligation plus accrued interest upon short notice at any time or prior to specific dates. In the event of a default by the corporate borrower, a Fund may be required to assert its rights through the financial intermediary which may subject the Fund to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the bank or financial institution (rather than of the corporate borrower), so that the Fund may also be subject to the risk that the financial intermediary may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the financial intermediary. Loan participation interests which do not carry unconditional demand





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
features that can be exercised within seven days or less are deemed illiquid and a Fund's investment in such interests would be limited to the extent that it is not permitted to invest more than 10% of the value of its net assets in illiquid investments.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

         Basic Value and Value International are permitted to invest in asset-backed and receivable-backed securities. Each of these Funds may invest no more than 5% of its net assets in asset-backed securities and receivable-backed securities, respectively. Several types of asset-backed and receivable-backed securities are available to investors, including CARs(SM) (Certificates for Automobile Receivables(SM)) and interests in pools of credit card receivables. CARs(SM) represent a pool (the "Pool") of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed through monthly to certificate holders. Such payments may be guaranteed up to certain amounts for a certain time period by a letter of credit issued by a financial institution unaffiliated with the Pool. Early prepayment of principal on the underlying vehicle sales contracts may reduce the overall return to an investor. If the letter of credit is exhausted and if the full amount of the underlying sales contracts is not repaid, certificate holders may experience losses on CARs(SM) or delays in payment. Certificates representing pools of credit card receivables have characteristics similar to CARs(SM), however, the underlying receivables are not secured.

         Consistent with each Fund's investment objective and subject to the review and approval of the Board of Trustees, Basic Value and Value International also may invest in other types of asset-backed and receivable-backed securities. The Prospectuses will be amended with any necessary additional disclosure prior to either Fund investing in such securities.

FLOATING AND VARIABLE RATE OBLIGATIONS

         Fixed income securities may be offered in the form of floating and variable rate obligations. Each Fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

         A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. A Fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 10% (15% for Europe Fund) of the value of its net assets in illiquid investments.

STRUCTURED SECURITIES

         Basic Value may invest no more than 5% of its net assets in structured securities which are derived from securities that are issued by U.S. government agencies and are denominated in U.S. dollars. These short maturity notes differ from traditional government agency securities in that the return (principal and/or interest) is linked to the performance of a diversified array of financial indices.





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         An investment in structured securities entails risks not associated with investments in conventional debt securities. However, the Fund uses these securities only as a hedge or to protect its portfolio against rising interest rates. Structured securities are privately issued securities, although they are traded in the secondary market. The secondary market for such securities is affected by factors independent of the creditworthiness of the issuer and the value of the index, such as the volatility of the index, time remaining to maturity and the amount of such securities outstanding.

FORWARD COMMITMENTS, REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

         Basic Value and Value International may purchase or sell securities on a "forward commitment" basis, including purchases on a "when-issued" basis, a "when, as and if issued" basis and a "to be announced" basis. Each of these Funds may invest no more than 5% of its net assets in forward commitments.
When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "when, as and if issued" transaction, the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. In a "to be announced" transaction, a Fund has committed to purchase or sell securities for which all specific information is not yet known at the time of the trade, particularly the face amount in GNMA securities transactions.

         The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. Forward commitment securities may be sold prior to the settlement date, but a Fund will enter into forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. Any significant commitment of a Fund's assets to the purchase of securities on a forward commitment basis may increase the possibility that its net asset value will fluctuate. In addition, if a Fund chooses to dispose of the right to receive or deliver a forward commitment security prior to the settlement date, it may incur a gain or loss. Purchases of forward commitment securities also involve a risk of loss if the value of the securities declines prior to the settlement date or if the seller fails to deliver after the value of the securities has risen.

         A Fund will direct State Street to place cash or U.S. government obligations in a separate account in an amount equal to the commitments of the Fund to purchase securities as a result of its forward commitment obligations. With respect to forward commitments to sell securities, a Fund will direct State Street to place the securities in a separate account. A Fund will direct State Street to segregate such assets for "when, as and if issued" commitments only when it determines that issuance of the security is probable.

         Basic Value may enter into reverse repurchase agreements but may invest no more than 5% of its net assets in such transactions. Reverse repurchase agreements involve sales of portfolio securities by a Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.
The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield.

         In connection with each reverse repurchase agreement, the Fund will direct State Street to place cash or U.S. government obligations in a separate account in an amount equal to the repurchase price. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.





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
         Basic Value also may enter in dollar roll transactions with certain broker/dealers and banks but may invest no more than 5% of its net assets in such transactions. For all purposes (including borrowing restrictions) the Fund treats dollar roll transactions as reverse repurchase agreements. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities combined with a commitment to purchase similar (although not identical) securities at a future date at the same price. The Fund would receive a fee for entering into the commitment to purchase. The principal risk of dollar roll transactions is that if the broker/dealer or bank to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase similar securities may be restricted. Similarly, the value of the securities may change adversely over the term of the dollar roll transaction and the securities that the Fund is required to repurchase may be worth less than the securities originally held by the Fund. Finally, the return earned by the Fund with the proceeds of a dollar roll transaction may not exceed transaction costs.

           When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

         Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of a Fund until Bartlett determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

         Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

SHORT SALES

         Basic Value may sell a security short in anticipation of a decline in the market value of the security. The Fund may invest no more than 5% of its net assets in short sales. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, the Fund will be required to maintain a segregated account with State Street of cash or high grade liquid debt assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is fundamental, although the particular practices followed with respect to short sales, such as the percentage of the Fund's assets which may be deposited as collateral or allocated to the segregated account, are not





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deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

         When Basic Value borrows a security in connection with a short sale, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. The proceeds of the short sale will be retained by the lender or its broker, to the extent necessary to meet margin requirements, until the short position is closed out by delivery of the underlying security.

SHORT SALES AGAINST THE BOX

         Basic Value and Value International may make short sales "against the box." Short sales "against the box" are transactions, similar to those described above, in which a security identical to one owned by a Fund is borrowed and sold short. The transaction may serve to defer a gain or loss for federal income tax purposes. Neither Fund may invest more than 5% of its net assets in short sales "against the box."

BOND RATINGS

         Each Fund may invest in debt obligations (such as corporate debt securities and municipal obligations) in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated.

         Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's Investor's Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") (commonly known as "junk bonds"), are below investment grade and have speculative characteristics, and those in the lowest rating categories are extremely speculative and may be in default with respect to payment of principal and interest. Each Fund does not intend to invest more than 5% of its net assets in securities rated below investment grade.

         Lower ratings reflect a greater possibility that an adverse change in financial condition will affect the ability of the issuer to make payments of principal and interest than is the case with higher grade securities. In addition, lower-rated securities will also be affected by the market's perceptions of their credit quality and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for securities with higher ratings. Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their face value to meet redemption requests or to respond to changes in the market.

         Although the above risks apply to all lower-rated securities, the investment risk increases when the rating of the security is below investment grade. The lowest-rated securities (D by S&P and C by Moody's) are regarded as having extremely poor prospects of ever attaining any real investment standing and, in fact, may be in default of payment of interest or repayment of principal. To the extent a Fund invests in these lower-rated securities, the achievement of its investment objective may be more dependent on Bartlett's





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and/or Lombard Odier's own credit analysis than in the case of a Fund investing in higher-rated securities.

         Each Fund may invest in securities which are in lower rating categories or are unrated if Bartlett and/or Lombard Odier determines that the securities provide the opportunity of meeting the Fund's objective without presenting excessive risk. Bartlett and/or Lombard Odier will consider all factors which it deems appropriate, including ratings, in making investment decisions for a Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While Bartlett and/or Lombard Odier may refer to ratings, they do not rely exclusively on ratings, but make their own independent and ongoing review of credit quality.

Standard & Poor's Bond Ratings

         AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         BB. Debt rated BB generally has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

         CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         CC. Debt rated CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

         C. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI. The rating CI is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless





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
S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's Investors Service, Inc. Bond Ratings

         Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds rated Baa are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.     Bonds rated Ba are judged to have speculative elements.  Their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad economic times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca.     Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from As through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

INVESTMENT LIMITATIONS

         Except as indicated, the investment limitations described below have been adopted by the Trust with respect to each Fund and may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the "Borrowing Money" limitation. A Fund may borrow money consistent with this limitation and with the applicable provisions of the Investment Company Act of 1940, as amended ("1940 Act").

         Notwithstanding any of the following limitations, any investment company (or series thereof), whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust (or any Fund), provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said limitations, the Trust (or applicable Fund) shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed as of the date of consummation.

         For purposes of the diversification requirements described below, a Fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by a Fund in CMOs that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies. Europe Fund's policy regarding loans does not prohibit the Fund from loaning portfolio securities.

         Fundamental Limitations Applicable to the Funds

         1. Borrowing Money. A Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude Basic Value from entering into reverse repurchase transactions and dollar rolls, provided that it has an asset coverage of 300% for all borrowings and repurchase commitments pursuant to reverse repurchase transactions and dollar rolls. Value International will not borrow money in excess of one-third of the Fund's total assets at the time when the borrowing is made. Europe Fund will not borrow money in excess of 15% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings), and will not purchase securities at any time when borrowings exceed 5% of its total assets.

         2. Pledging; Senior Securities. Basic Value and Value International will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. (Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.) Europe Fund may not issue senior securities except to evidence borrowings permitted by limitation
(1) above.

         3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. A Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or (except for Value International) investing directly in mortgages.

         5. Commodities. A Fund will not purchase, hold or deal in commodities or commodities futures contracts except as described in the Prospectuses and this Statement of Additional Information. This does not preclude Value International or Europe Fund from investing in futures contracts, put and call options on foreign currencies or forward currency exchange contracts.

         6. Loans. Basic Value and Value International will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, or (except for Value International) (d) through direct investments in mortgages. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities. Europe Fund may not lend money to other persons except through the use of publicly distributed debt obligations and the entering into of repurchase agreements consistent with its investment policies.

         7. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign currency exchange contracts).

         8. Concentration. A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         9. Diversification. Basic Value and Value International will not purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of its total assets to be invested in cash and cash items (including receivables), securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. Europe Fund will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result (a) more than 25% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (b) as to 75% of the value of the Fund's total assets (i) more than 5% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would own more than 10% of the voting securities of any single issuer.

         Additional Fundamental Limitations Applicable to Europe Fund

         1.      Short Sales.     Europe Fund may not make short sales of
securities or maintain a short
position in any security.

         2. Restricted Securities. Europe Fund will not purchase securities for which there are legal restrictions on resale and other securities that are not readily marketable if as a result of such purchase more than 15% of the value of the Fund's net assets would be invested in such securities, provided that securities that are not subject to restrictions on resale in the country in which they are principally traded are not considered subject to this restriction.

         3. Oil and Gas Programs. Europe Fund may not invest in oil, gas, mineral exploration or development programs, except that the Fund may invest in issuers which invest in such programs.

         4. "Unseasoned" Companies. Europe Fund may not purchase any security if as a result the Fund would have more than 5% of its net assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years.

         5. Warrants. Europe Fund may not invest more than 5% of its net assets in warrants issued by U.S. entities, provided that no more than 2% of its net assets will be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; except that these limitations are not applicable to warrants issued by non-U.S. issuers.

         Statement of Intention by Europe Fund

         Europe Fund will monitor the level of illiquid securities in its portfolio and may determine at times to sell certain securities to maintain adequate liquidity.

         Additional Fundamental Limitations Applicable to Basic Value

         1. Short Sales. Basic Value will not effect short sales of securities except as described in the Prospectuses and this Statement of Additional Information.

         2. Options. Basic Value will not purchase or sell puts, calls, options or straddles except as described in the Prospectuses and this Statement of Additional Information.

         3. Other Investment Companies. Basic Value will not invest more than 10% of its total assets in securities of other investment companies or invest more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company.

         4. Oil and Gas Programs. Basic Value will not purchase, hold or deal in oil, gas or other mineral explorative or development programs.

         5. Illiquid Investments. Basic Value will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         Non-Fundamental Limitation Applicable to Basic Value

         Senior Securities. Basic Value may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

         Additional Fundamental Limitation on Value International

         Senior Securities. Value International may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

         Statement of Intention by Value International

         It is the intention of Value International (which may be changed by the Trustees without shareholder approval) that it will not invest in mortgage-related securities and will limit its borrowings to an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

PORTFOLIO TURNOVER

         For the nine months ended December 31, 1997, Basic Value's and Value International's annualized portfolio turnover rates for its shares (redesignated as Class A shares) were 42% and 44%, respectively. For the year ended December 31, 1997, the portfolio turnover rate of Europe Fund was 123%.

         Value International, Basic Value and Europe Fund each anticipates that in the future its portfolio turnover rate will not exceed 100%, 100% and 115%, respectively. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund. It may also increase the amount of short-term capital gains realized by a Fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategies.

THE FUNDS' INVESTMENT ADVISER AND SUB-ADVISER

         The Trust's investment adviser is Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio 45202. Bartlett became a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason") effective January 2, 1996. Bartlett has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898.

         The directors and officers of Bartlett are James A. Miller, William A. Friedlander, Raymond A. Mason, Edward A. Taber, III, Robert G. Sabelhaus and Thomas A. Steele.

          An Investment Management and Administration Agreement dated July 18, 1997 between the Trust and Bartlett ("Management Agreement") was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett or LMFP, on February 20, 1998, by the vote of the sole shareholder of Europe Fund on July 18, 1997 and by a majority of Value International's and Basic Value's outstanding shares on July 15, 1997. Pursuant to the Management Agreement, and subject to overall direction by the Board of Trustees, Bartlett manages the Funds' investments consistent with each Fund's investment objective and policies as described in the Prospectuses and this Statement of Additional Information. As administrator, Bartlett also is obligated to, among other things, (a) furnish the Funds with office space and executive and other personnel necessary for the operations of each Fund; (b) supervise all aspects of each Fund's operations;
(c) bear the expense of certain informational and purchase and redemption services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust's officers and trustees. Bartlett and its affiliates pay all the compensation of trustees and officers of the Trust who are employees of Bartlett.

         Each Fund pays all its other expenses which are not expressly assumed by Bartlett. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees paid to the Funds' distributor, compensation of the independent trustees, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Funds for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         As compensation for the services provided and the expenses assumed pursuant to the Management Agreement, each Fund will pay to Bartlett a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly, at the following annual rates: 0.75% of Basic Value's average daily net assets; 1.25% of Value International's average daily net assets; and 1.00% of Europe Fund's average daily net assets.

         Bartlett has agreed to waive fees to the extent that a Fund's expenses exceed the following annual rates of average daily net assets until May 1, 1999:

                                  Class A         Class C           Class Y
                                  -------         -------           -------

Value International               1.80%            2.55%            1.55%
Basic Value                       1.15%            1.90%            0.90%
Europe Fund                       1.85%            2.60%            1.60%

         The following table depicts the advisory fees paid by the Funds to Bartlett for the fiscal years ended December 31, 1997, March 31, 1997 and March 31, 1996.

                             Value
                         International          Basic Value          Europe
                             Fund                   Fund              Fund
                         -------------          ------------         ------
December 31, 1997*       $1,008,933             $  889,047           $ 846,703
March 31, 1997           $1,430,591             $1,468,801               ---
March 31, 1996           $1,215,664             $1,366,123               ---

* Reflects advisory fees paid by Value International and Basic Value for the nine months ended December 31, 1997. Reflects advisory fees paid by Europe Fund for the period beginning July 18, 1997 through December 31, 1997.

         The expenses of Value International and Europe Fund, like those of other international funds, generally can be expected to be higher than expenses of investment companies investing in domestic securities due to the greater costs of custody, communications and investment advisory services for foreign securities.

         Under the Management Agreement, Bartlett will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Management Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of a Fund's outstanding voting securities, or by Bartlett, on not less than 60 days' notice to the other party to the Management

Agreement and may be terminated immediately upon the mutual written consent of both parties to the Management Agreement. Termination of the Management Agreement with respect to any given Fund shall in no way affect the continued validity of the Management Agreement or the performance thereunder with respect to any other Fund.

         Bartlett retains the right to use the name "Bartlett" in connection with another investment company or business enterprise with which Bartlett is or may become associated. The Trust's right to use the name "Bartlett" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by Bartlett on thirty days' written notice.

         Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Norfolk House, 13 Southampton Place, London WC1A 2AJ, England, serves as investment sub-adviser to Europe Fund under a Sub-Advisory Agreement dated July 18, 1997, between Lombard Odier and Bartlett ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett, LMFP or Lombard Odier, on February 20, 1998 and by the sole shareholder of Europe Fund on July 18, 1997.

         Lombard Odier is responsible for providing investment advice to Europe Fund in accordance with its investment objective and policies, and for placing orders to purchase and sell portfolio securities pursuant to directions from the Fund's officers. For Lombard Odier's services to Europe Fund, Bartlett (not the Fund) pays Lombard Odier a fee, computed daily and payable monthly, at an annual rate equal to 60% of the monthly fee actually paid to Bartlett by the Fund under the Management Agreement. For the year ended December 31, 1997, Bartlett paid $151,145 to Lombard Odier.

         Under the Sub-Advisory Agreement, Lombard Odier will not be liable for any error of judgment or mistake of law or for any loss suffered by Bartlett or by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of the Fund's outstanding voting securities, by Bartlett or by Lombard Odier, on not less than 60 days' notice to the Fund and/or the other party(ies). The Sub-Advisory Agreement terminates immediately upon any termination of the Management Agreement.

THE TRUST'S DISTRIBUTOR

         LM Financial Partners Inc. ("LMFP") acts as distributor of the Funds' shares pursuant to a Distribution Agreement dated July 18, 1997 between the Trust and LMFP ("Distribution Agreement"). The Distribution Agreement obligates LMFP to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense) and for supplementary sales literature and advertising costs.

         The Trust has adopted separate Distribution Plans ("Plan") pertaining to the Class A and Class C shares of each Fund which, among other things, permit a Fund to pay LMFP fees for its services related to sales and distribution of Fund shares and the provision of ongoing services to shareholders. Service and/or distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel, telephone and other communication expenses.

         Each Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Trustees on February 20, 1998, including a majority of the trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan ("12b-1 Trustees"). In approving each Plan, in accordance with the requirements of Rule 12b-1, the trustees determined that there was a reasonable likelihood that each Plan would benefit each Fund and its shareholders.

         As compensation for its services and expenses as principal underwriter of each Fund's Class A shares, LMFP receives an annual service fee equivalent to 0.25% of the average daily net assets of each Fund's Class A shares. For LMFP's services and expenses as principal underwriter of each Fund's Class C shares, LMFP receives annual distribution and service fees equivalent to 1.00% of the average daily net assets of each Fund's Class C shares. Such fees shall be calculated daily and paid monthly.

         The following table depicts the distribution fees paid by Class A and Class C shares of each Fund for the period July 18, 1997 to December 31, 1997:

               Value International        Basic Value           Europe
                     Fund                    Fund                Fund

Class A:          $  86,180               $ 147,719             $ 69,217

Class C:          $   1,810               $     168             $    826

         Each Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each Plan may be terminated with respect to each Fund by a vote of a majority of 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund. Any change in a Plan that would materially increase the distribution costs to a Fund requires shareholder approval; otherwise, each Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a Fund, pursuant to the Plan or any related agreement shall provide to that Fund's Board of Trustees, and the trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a Fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of that Fund's independent trustees is committed to the discretion of such independent trustees.

TRUSTEES AND OFFICERS

         The Trust's officers are responsible for the operation of the Trust under the direction of the Board of Trustees. The officers and trustees and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those trustees who are "interested persons" of the Trust as defined by the 1940 Act.

--------------------------------------------------------------------------------------------------------------
 Name, Address and Date of Birth      Position with the Trust              Principal Occupation
--------------------------------------------------------------------------------------------------------------
 Lorrence T. Kellar                   Chairman of the Board and            Vice President - Real Estate for
 08/10/37                             Trustee                              KMart Corporation, (a general
 36 East Fourth Street                                                     merchandise retailer) since May
 Cincinnati, Ohio 45202                                                    1996; formerly: Group Vice
                                                                           President of Finance and Real
                                                                           Estate at The Kroger Co. (a food
                                                                           retailer); Director of BT Office
                                                                           Products International, Inc. and
                                                                           Director of Multi-Color
                                                                           Corporation (a producer of
                                                                           printed labels)
--------------------------------------------------------------------------------------------------------------
 Alan R. Schriber                     Trustee                              President of ARS Broadcasting
 08/20/45                                                                  Corp., a company which owns and
 36 East Fourth Street                                                     operates radio stations
 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------------------
 William P. Sheehan                   Trustee                              Member of the State of Ohio
 02/16/27                                                                  Employment Relations Board
 36 East Fourth Street
 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------------------
 Prinz Wolfgang E. Ysenburg           Trustee                              Director of Holland Fund (Dutch
 06/20/36                                                                  investment company); Director of
 36 East Fourth Street                                                     Beteilingungsgesellschaft (German
 Cincinnati, Ohio 45202                                                    investment company); Director of
                                                                           Profirent Investment Fund
--------------------------------------------------------------------------------------------------------------
 A. John W. Campbell                  Trustee                              Director of Campbell Lutyens &
 02/18/47                                                                  Co. Ltd (UK investment banking
 36 East Fourth Street                                                     firm); Director of Beradin
 Cincinnati, Ohio 45202                                                    Holdings, PLC (agricultural
                                                                           holding company)
--------------------------------------------------------------------------------------------------------------
 Henri Deegenaar                      Trustee                              Independent Consultant;
 10/7/35                                                                   Investment Adviser to Saint
 36 East Fourth Street                                                     Honore Marche Emergents (French
 Cincinnati, Ohio 45202                                                    investment company); Director of
                                                                           Guilbert SA (office supplies
                                                                           distribution company) and OFREX
                                                                           (office supplies distribution
                                                                           company)
--------------------------------------------------------------------------------------------------------------
 Ian F. H. Grant                      Trustee                              Managing Director of Glenmoriston
 06/03/39                                                                  Estates Ltd. (Scottish holding
 36 East Fourth Street                                                     company); Chairman of Pacific
 Cincinnati, Ohio 45202                                                    Assets Trust PLC (UK investment
                                                                           company); Director of Royal Bank
                                                                           of Scotland PLC, Royal Bank of
                                                                           Scotland Group PLC, Banco
                                                                           Santander SA, and a number of
                                                                           publicly owned companies in
                                                                           Europe and the Far East
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Name, Address and Date of Birth      Position with the Trust              Principal Occupation
--------------------------------------------------------------------------------------------------------------
 Edmund J. Cashman, Jr.*              Trustee                              Senior Executive Vice President
 08/31/36                                                                  and Director of Legg Mason Wood
 100 Light Street                                                          Walker, Inc.; President/Vice
 Baltimore, MD 21202                                                       Chairman/Director/Trustee of
                                                                           various Legg Mason funds;
                                                                           Director of E. A. Engineering,
                                                                           Science and Technology, Inc. (a
                                                                           multidisciplinary environmental
                                                                           services company)
--------------------------------------------------------------------------------------------------------------


         The executive officers of the Trust, other than those who also serve as trustee, are:

--------------------------------------------------------------------------------------------------------------
 Name, Address and Date of Birth       Position With Trust                 Principal Occupation
--------------------------------------------------------------------------------------------------------------
 James B. Reynolds, CFA                Vice President                      Senior Portfolio Manager and a
 09/13/43                                                                  Managing Director of Bartlett
 36 East Fourth Street
 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------------------
 Marie K. Karpinski, CPA               Vice President and Treasurer        Treasurer of Legg Mason Fund
 01/01/49                                                                  Adviser, Inc., Vice President and
 100 Light Street                                                          Treasurer of other registered
 Baltimore, MD 21202                                                       investment companies for which
                                                                           Legg Mason Fund Adviser, Inc. is
                                                                           investment adviser or manager and
                                                                           Vice President of Legg Mason Wood
                                                                           Walker, Inc.
--------------------------------------------------------------------------------------------------------------
 Madelynn M. Matlock, CFA              Vice President                      Director of International
 12/8/49                                                                   Equities for Bartlett
 36 East Fourth Street
 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------------------
 James A. Miller                       Vice President                      Senior Portfolio Manager,
 03/13/49                                                                  President and a Director of
 36 East Fourth Street                                                     Bartlett
 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------------------
 Donna M. Prieshoff                    Vice President                      Director of Operations of
 09/19/49                                                                  Bartlett
 36 East Fourth Street
 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------------------
 Woodrow H. Uible, CFA                 Vice President                      Senior Portfolio Manager of
 06/13/53                                                                  Bartlett
 36 East Fourth Street
 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Name, Address and Date of Birth       Position With Trust                 Principal Occupation
--------------------------------------------------------------------------------------------------------------
 Robert H.C.  Van Maasdijk             Vice President                      Managing Director of Lombard
 Lombard Odier International                                               Odier International Portfolio
  Portfolio Management                                                     Management
 Norfolk House
 13 Southampton Place
 London WC1AJ, England
--------------------------------------------------------------------------------------------------------------
 Kathi D. Bair                         Secretary                           Secretary and/or Assistant
 12/15/64                                                                  Treasurer of other registered
 100 Light Street                                                          investment companies for which
 Baltimore, MD 21202                                                       Legg Mason Fund Adviser, Inc. is
                                                                           investment adviser or manager
--------------------------------------------------------------------------------------------------------------
 Thomas A. Steele                      Assistant Treasurer and             Vice President, Secretary and
 03/09/59                              Assistant Secretary                 Treasurer of Bartlett
 36 East Fourth Street
 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------------------



         For the nine months ended December 31, 1997, the Trustees of the Trust received the following compensation:

                                                   Aggregate                  Total Compensation from
                                                  Compensation              Registrant and Trust Complex
 Name of Person, Position                          From Trust                     Paid to Trustees

 Lorrence T. Kellar,                                 $9,875                            $9,875
 Chairman of the Board and Trustee

 Alan R. Schriber,                                   $9,875                            $9,875
 Trustee

 William P. Sheehan,                                 $9,875                            $9,875
 Trustee

 Prinz Wolfgang E. Ysenburg                          $4,875                            $4,875
 Trustee

 A. John W. Campbell                                 $4,875                            $4,875
 Trustee

 Henri Deegenaar                                     $4,875                            $4,875
 Trustee

 Ian F. H. Grant                                     $3,375                            $3,375
 Trustee

 Edmund J. Cashman, Jr.*                              None                              None
 Trustee

*Interested Person

         Officers and trustees of the Trust who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the Trust. Independent trustees of the Trust receive an annual fee of $3,750 and an attendance fee of $1,500 per meeting of the Board plus travel and out-of-pocket expenses incurred in connection with the Board of Trustees' meetings.

         The Nominating Committee of the Board of Trustees is responsible for the selection and nomination of disinterested trustees. The Committee is composed of Lorrence T. Kellar, Alan R. Schriber, William P. Sheehan, Prinz Wolfgang E. Ysenburg, A. John W. Campbell, Henri Deegenaar and Ian F. H. Grant. As of April 1, 1998, no trustee or officer beneficially owned more than 1% of the shares outstanding of any Fund.

         Set forth below is a table which contains the name, address and percentage ownership of each person who is known by each Fund to own beneficially and/or of record five percent or more of its outstanding shares as of April 1, 1998:

Bartlett Value International Fund:

-----------------------------------------------------------------------------------------------------
Name and Address                                                                Class C     Class Y
-----------------------------------------------------------------------------------------------------
Legg Mason Trust Co. TTEE St. Mary's Hospital Pension Plan and Trust            22.43%      --
P.O. Box 1476
Baltimore, MD  21203
-----------------------------------------------------------------------------------------------------
FirstCinco Pt                                                                   --          45.96%
P.O. Box 640229
Cincinnati, Ohio  45264
-----------------------------------------------------------------------------------------------------
Saxon & Co. FBO Qualified Emergency Specialists MPP                             --          7.19%
P.O. Box 7780-1888
Philadelphia, PA  19182
-----------------------------------------------------------------------------------------------------

Bartlett Basic Value:

--------------------------------------------------------------------------------------------
Name and Address                                                        Class C     Class Y
--------------------------------------------------------------------------------------------
Claude J. Autin                                                         11.01%      --
DBA JA-BOB Investment Co.
1423 Whitney Ave.
Gretna, LA  70053
--------------------------------------------------------------------------------------------
LMWW Custodian FBO George S. Goodman Ira                                9.14%       --
319 Willow Oak Circle
Baltimore, MD  21208
--------------------------------------------------------------------------------------------
LMWW Custodian FBO Andrew E. Greenwald IRA                              7.35%       --
11213 Fall River Ct.
Potomac, MD  20854
--------------------------------------------------------------------------------------------
Clark Schaefer Hackett & Co.                                            --          40.23%
Profit Sharing Retirement Plan
with 401k provisions
105 E. 4th Street Ste 16
Cincinnati, Ohio  45202
--------------------------------------------------------------------------------------------
Kevin M Reid Do Inc.                                                    --          15.63%
Defined Contribution
1259 Timberwyck Ct
Dayton, OH  45458
--------------------------------------------------------------------------------------------
Soma S Avva MD Inc.                                                     --          11.32%
Retirement Income Trust
2200 Philadelphia Dr.
Dayton, OH  45406
--------------------------------------------------------------------------------------------
Robert A. Schriber MD  Inc                                              --          8.05%
Profit Sharing Plan
1430 First National Building
130 E 2nd St
Dayton, OH  45402
--------------------------------------------------------------------------------------------
Jo Anne Orndorff TTEE                                                   --          7.05%
Scrip-Safe Security Products
Defined Benefit Plan
11319 Grooms RD
Cincinnati, Ohio  45242
--------------------------------------------------------------------------------------------
George D. Waissbluth                                                    --          5.49%
Greater Cin Gastroenterology Assoc Inc. Pen/Profit Sharing Plan
2925 Vernon Place
Cincinnati, Ohio 45219
--------------------------------------------------------------------------------------------

Bartlett Europe Fund

                    ------------------------------------------------
                    Name and Address             Class C     Class Y
                    ------------------------------------------------
                    The English Foundation       5.04%       --
                    1522 Main St
                    Altavista, VA  24517
                    ------------------------------------------------
                    SSB-Custodian                --          98.97%
                    Global Proxy Unit
                    PO Box 1631
                    Boston, MA  02105
                    ------------------------------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, Bartlett and/or Lombard Odier is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, Bartlett and/or Lombard Odier seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Bartlett and/or Lombard Odier generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Trust has no obligation to deal with any broker or dealer in the execution of its transactions.

         Bartlett and/or Lombard Odier is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which Bartlett and/or Lombard Odier exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if Bartlett and/or Lombard Odier determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Bartlett's and/or Lombard Odier's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by Bartlett and/or Lombard Odier in servicing all of its accounts and all such services might not be used by Bartlett and/or Lombard Odier in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to Bartlett and/or Lombard Odier in connection with its services to the Trust. Although research services and other information are useful to the Trust and Bartlett and/or Lombard Odier, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and Bartlett and/or Lombard Odier that the review and study of the research and other information will not reduce the overall cost to Bartlett and/or Lombard Odier of performing its duties to the Trust under the Agreement. Due to research services provided by brokers, the Trust directed to the brokers $158,146,578 of brokerage transactions (on which the commissions were $281,042) during the nine months ended December 31, 1997.

         Bartlett and its affiliates (including Legg Mason Wood Walker, Inc.) and Lombard Odier and its affiliates, in their capacity as broker/dealers, may receive brokerage commissions in connection with effecting portfolio transactions for the Trust. The Trust will not effect any brokerage transactions in the Funds' portfolio securities with Bartlett or its affiliates or Lombard Odier or its affiliates if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker/dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices. While the Trust contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Bartlett and its affiliates and Lombard Odier and its affiliates do not receive reciprocal brokerage business as a result of the brokerage business placed by the Trust with others.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including Bartlett and its affiliates and Lombard Odier and its affiliates, will not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis.

         In determining the commissions to be paid to Bartlett or its affiliates and Lombard Odier and its affiliates, it is the policy of the Trust that such commissions will, in the judgment of the Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Trust as commissions contemporaneously charged by Bartlett and its affiliates and Lombard Odier and its affiliates on comparable transactions for its most favored unaffiliated customers, except for customers of Bartlett or Lombard Odier considered by a majority of the Trust's independent trustees not to be comparable to the Trust. The Board of Trustees, including a majority of the independent trustees, will from time to time review, among other things, information relating to the commissions charged by Bartlett and its affiliates and Lombard Odier and its affiliates to the Trust and its other customers, and posted rates and other information concerning the commissions charged by other qualified brokers.

         To the extent that the Trust and another of Bartlett's or Lombard Odier's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales on behalf of Value International and Basic Value will normally be made by random client selection; purchases and sales on behalf of Europe Fund would normally be allocated in terms of amount, according to the proportion that Europe Fund's order bears to the aggregate size of all orders simultaneously made, with appropriate adjustments to avoid odd lots.

         The following table depicts, for the periods presented, the total brokerage commissions paid by the Trust, the amount of those commissions paid to Bartlett, the percentage of all commissions paid that were received by Bartlett and the percentage of all portfolio transactions represented by the commissions received by Bartlett.

                                                                              Bartlett
                            Total                  Commissions               Commissions         Percentage
Fiscal Year               Commissions                Paid To                 As % Of All         Of Portfolio
  Ended                     Paid                     Bartlett                Commissions         Transactions
-----------------         -----------              ------------              -----------         ------------
December 31, 1997         $363,662                   $     0                 0.00%               0.00%
March 31, 1997            $284,114                   $     0                 0.00%               0.00%
March 31, 1996            $300,025                   $   327                 0.11%               0.10%

         As of December 31, 1997, Europe Fund owned securities of its regular broker/dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: 62,000 shares of Barclays PLC, with a market value of $1,637,000.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 P.M., Eastern time) on each day the Trust and the Custodian of the applicable Fund are open for business. The price of the shares of each class of a Fund will also be calculated on other days if there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, or any other national holiday which results in the closing of the New York Stock Exchange. For a description of the methods used to determine the net asset value (share price), see "Calculation of Share Price" in the Prospectuses.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

SYSTEMATIC INVESTMENT PLAN

         The Prospectuses explain that if you invest in shares of the Funds, you may buy additional shares through the Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds to be used to buy Class A, Class C or Class Y shares at the per share net asset value determined on the day the funds are sent by your bank. You will receive a quarterly account statement. You may terminate the Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Systematic Investment Plan are available from your broker/dealer or LMFP.

SYSTEMATIC WITHDRAWAL PLAN

         Investors in Class A and Class C shares, and certain eligible investors in Class Y shares, with a net asset value of $5,000 or more, may also elect to make systematic withdrawals from their Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from their account to provide the withdrawal amount that was specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying LMFP or the broker/dealer with which you have an account. Redemptions will be made at the shares' net asset value determined as of the close of regular trading on the Exchange on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of regular trading on the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in your account must be automatically reinvested in the applicable class of shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and

LMFP also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Systematic Investment Plan.


REDEMPTION SERVICES

         Each Fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

         The date of payment may not be postponed for more than seven days, and the right of redemption may not be suspended except (a) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing that Fund's net asset value per share. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem in kind under normal circumstances but would do so where Bartlett determines that it would be in the best interests of the Fund's shareholders as a whole.

         Foreign securities exchanges may be open for trading on days when the Funds are not open for business. The net asset value of Fund shares may be significantly affected on days when investors do not have access to their Fund to purchase and redeem shares.

ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may be applicable to them.

GENERAL

         For federal tax purposes, each Fund is a separate corporation. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements.
For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Dividends and interest received by each Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Dividends and other distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any fund may not exceed the aggregate dividends received by that Fund for the taxable year from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) made by each Fund do not qualify for the dividends-received deduction.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

FOREIGN SECURITIES

         Foreign Taxes. Interest and dividends received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of Value International's or Europe Fund's total assets at the close of any taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders shortly after each taxable year the shareholders' respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If a Fund makes this election, then pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Passive Foreign Investment Companies.  Each Fund may invest in the
stock of "passive foreign investment companies" ("PFICs").   A PFIC is a
foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Proposed regulations have been published pursuant to which open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

         Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable, in each case, to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

OPTIONS, FUTURES, FORWARD CONTRACTS AND FOREIGN CURRENCIES

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by each other Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

          Regulated futures contracts and options that are subject to section 1256 of the Code (collectively, "Section 1256 contracts") and are held by a Fund at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss recognized under this mark-to-market rule will be added to any realized gains and losses on section 1256 contracts actually sold by the Fund during the year, and the resulting gain or loss will be treated (without regard to the holding period) as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical corrections legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         The rules described in the preceding paragraph may operate to increase the amount of dividends, which will be taxable to shareholders, that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax, without providing the cash with which to make the distributions. Each fund may elect to exclude certain transactions from Section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income when distributed to a Fund's shareholders).

         When a covered call option written (sold) by a fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. when a Fund terminates its obligations under such an option by entering into a closing transaction, the fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

ORIGINAL ISSUE DISCOUNT AND "PAY-IN-KIND" SECURITIES

         Each Fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain . In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Fund's ability to sell other securities (and certain options, futures, forward contracts and/or foreign currencies) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

MISCELLANEOUS

         If a Fund invests in shares of common stock or preferred stock, a portion of the dividends from its investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

TAX-DEFERRED RETIREMENT PLANS

         Investors may invest in Class A or Class C shares of a Fund through IRAs, Keogh Plans, SEPs, SIMPLEs and other qualified retirement plans. In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries thereof until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or other tax advisors with respect to individual tax questions. Please contact LMFP or your broker/dealer for further information with respect to these plans.


         Traditional IRA. Certain investors in Class A or Class C shares may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. A married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SARSEP, permits voluntary contributions and meets certain other requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Class A or Class C shares through non-deductible IRA contributions, up to certain limits, because all dividends and capital gain distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or certain other situations.

         ROTH IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than the maximum amount allowable under current law may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).


SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

         LMFP also makes available to corporate and other employers a SEP for investment in Class A or Class C shares.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

          An employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

         Withholding at the rate of 20% is required for federal income tax purposes on distributions eligible for rollover from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors in Class A or Class C shares should consult their plan administrator or tax advisor for further information.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        P(1+T)(n)=ERV

Where:            P =     a hypothetical $1,000 initial investment
                  T =     average annual total return
                  n =     number of years
                ERV =     ending redeemable value at the end of the applicable
                          period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and other distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with a Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general.

         Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the Adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
Each Fund may also include in advertising biographical information on key investment and managerial personnel.

         Value International and Europe Fund will use the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Morgan Stanley Capital International EAFE Index ("EAFE Index"), the Morgan Stanley Capital International World Index and the Consumer Price Index. The EAFE Index, compiled from a composite of securities markets of Europe, Australiasia and the Far East, is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Morgan Stanley Capital International World Index, compiled from a composite of securities of the U.S., Europe, Canada, Mexico, Australia and the Far East, is widely recognized by investors as the measurement index for portfolios of international securities. Both indexes are prepared by Morgan Stanley Capital International, an investment management and research company located in Geneva, Switzerland. The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The index shows changes in the cost of selected consumer goods and does not represent an investment return. The investment performance figures for the Funds and the indices (other than the Consumer Price Index) will include reinvestment of dividends and other distributions.

         Basic Value will use the S&P 500 Index, the Dow Jones Industrial Average, the Value Line Composite Index and the BARRA Value Index. The Value Line Composite Index is an index composed of approximately 1700 issues. As a broad index containing the issues of many smaller capitalization companies, it may be more representative of Basic Value than narrower, large capitalization indices such as the Dow Jones Industrial Average. The BARRA Value Index is prepared by ranking the stocks in the S&P 500 Index primarily on the basis of price to book value. That ranking is split into two groups with equal aggregate market capitalization, and the group with the lower price-to-book value ratio comprises the stocks in the BARRA Value Index. The BARRA Value Index, which is weighted by market capitalization, is designed as a long-term measure of investment performance based upon some of the value investing criteria used by Bartlett.

         The performance of a Fund may also be presented along with performance information of other Funds in materials distributed to the public such as annual, semi-annual and quarterly reports, advertising and sales literature.
In addition, the performance of any Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., Value Line or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


         Basic Value. The average annual total returns of Basic Value shares (redesignated as Class A shares) for the one, five and ten year periods ended December 31, 1997 were 29.46%, 17.72% and 14.88%, respectively.


         The following table shows the one year and cumulative rates of total return for the indicated period as well as the value of a $10,000 investment made on May 5, 1983 (the date of the initial public offering of shares), as of the end of the specified period. Sales charges have not been deducted from total returns; the Fund did not impose such charges for the periods shown.


                Year End                           Value of
   Year         Net Asset      Dividends           $10,000                      Total Return
   Ended          Value           Paid           Investment(a)         One Year          Cumulative(b)
------------   ---------       ----------        -------------       -------------------------------

3/31/84(b)     $10.20           $0.46              $10,668              6.68%(b)              6.68%
3/31/85         10.88            0.75               12,202             14.38%                22.02%
3/31/86         13.13            1.23               16,194             32.72%                61.94%
3/31/87         12.96            1.56               18,037             11.38%                80.37%
3/31/88         12.44            0.36               17,813             -1.24%                78.13%
3/31/89         12.56            1.71               20,593             15.61%               105.93%
3/31/90         12.34            1.05               21,930              6.49%               119.30%
3/31/91         12.60            0.46               23,310              6.29%               133.10%
3/31/92         13.47            0.36               25,624              9.91%               156.24%
3/31/93         14.76            0.58               29,268             14.22%               192.69%
3/31/94         14.89            0.37               30,268              3.42%               202.68%
3/31/95         15.39            1.30               34,103             12.67%               241.03%
3/31/96         17.94            1.07               42,306             24.05%               323.06%
3/31/97         18.33            1.65               47,110             11.36%               371.10%
12/31/97        18.95            5.16               59,701             33.14%(c)            526.87%

(a)      Value at end of fiscal year of $10,000 investment made on May 5, 1983.

(b)      Not annualized and from May 5, 1983.

(c)      For the nine months ended December 31, 1997.

         Value International. The average annual total returns of Value International's shares (redesignated as Class A shares) for the one and five year periods ended December 31, 1997 and the period from October 6, 1989 (the date of the initial public offering of shares) through December 31, 1997 were 6.14%, 11.93% and 7.56%, respectively.

         The following table shows the one year and cumulative rates of total return for the indicated period as well as the value of a $10,000 investment made on October 6, 1989, as of the end of the specified period. Sales charges have not been deducted from total returns; the Fund did not impose such charges for the periods shown.

                  Year End                         Value of           Total
       Year      Net Asset     Dividends             $10,000         Return         Total Return
      Ended          Value          Paid      Investments(a)       One Year        Cumulative(b)
   ----------------------------------------------------------------------------------------------
    3/31/90          $9.79         $0.24             $10,029       0.29%(b)                0.29%

    3/31/91           9.09          0.30               9,644        (3.84)%              (3.56)%

    3/31/92           9.93          0.22              10,790          0.88%                7.90%

    3/31/93          10.08          0.12              11,082          2.71%               10.82%

    3/31/94          12.46          0.07              13,787         24.42%               37.87%

    3/31/95          11.64          0.70              13,625        (1.18)%               36.25%

    3/31/96          12.59          0.51              15,363         12.76%               53.63%

    3/31/97          13.64          0.84              17,737         15.45%               77.37%

   12/31/97          12.45          1.55              17,364       2.79%(c)               82.33%

(a) Value at end of fiscal year of $10,000 investment made on October 6, 1989.

(b)      Not annualized and from October 6, 1989.

(c)      For the nine months ended December 31, 1997.

         Europe Fund. The average annual total returns of Worldwide Value Fund, Inc. (Europe Fund's predecessor) for the one, five and ten year periods ended December 31, 1997 were 17.52%, 18.19% and 9.89%, respectively.

         The following table shows the one year and cumulative rates of total return (based on net asset value) for the indicated period as well as the value of a $10,000 investment made on August 19, 1986 (the date of the initial public offering of Worldwide Value Fund, Inc. shares), as of the end of the specified period. Sales charges have not been deducted from total returns; that fund did not impose such charges for the periods shown.

                   Year End                         Value of           Total
        Year      Net Asset     Dividends             $10,000         Return        Total Return
       Ended          Value          Paid      Investments(a)       One Year       Cumulative(b)
    --------------------------------------------------------------------------------------------
    12/31/86         $17.41          0.00             $10,990            n/a            (12.95)%

    12/31/87          16.46         $1.11               8,925          2.52%            (10.75)%

    12/31/88          19.53          1.00              11,208         25.59%              12.09%

    12/31/89          20.14          1.61              12,606         12.47%              26.06%

    12/31/90          14.65          1.38              10,002       (20.66)%                .02%

    12/31/91          15.44          0.21              10,709          7.07%              15.78%

    12/31/92          14.29          0.04               9,941        (7.17)%             (0.59)%

    12/31/93          18.46          0.10              12,915         29.91%              29.15%

    12/31/94          17.68          0.00              12,369        (3.68)%              24.39%

    12/31/95          21.13          0.06              14,831         19.94%              48.35%

    12/31/96          24.24          3.25              19,555         31.53%              95.07%

    12/31/97          20.97          7.33              21,834         17.52%             129.25%

(a) Value at end of fiscal year of $10,000 investment made on August 19, 1986.

(b)      Not annualized and from August 19, 1986.


DESCRIPTION OF THE TRUST

         The Trust is a diversified, open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 31, 1982 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of three series have been authorized, which shares constitute the interests in Value International, Basic Value and Europe Fund. Each Fund's shares are divided into three classes, designated as Class A, Class C and Class Y shares.

         Each share of each class of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund. The shares of each class of each Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated among the Funds by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Each Fund might determine to allocate certain of its expenses (in addition to 12b-1 fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, a higher transfer agency fee per shareholder account may be imposed on a class of shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, the Board of Trustees believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. The Board of Trustees believes that, in view of the above, the risk of personal liability is remote.

         If at least ten shareholders (the "Petitioning Shareholders") wish to obtain signatures to request a meeting for the purpose of voting upon removal of any Trustee of the Trust, they may make a written application to the Trust requesting to communicate with other shareholders. The Petitioning Shareholders must hold in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, and each Petitioning Shareholder must have been a shareholder for at least six months prior to the date of the application. The application must be accompanied by the form of communication which the shareholders wish to transmit. Within five business days after receipt of the application, the Trust will (a) provide the Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Trust or (b) inform the Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication and undertake such mailing promptly after tender by the Petitioning Shareholders to the Trust of the material to be mailed and the reasonable expenses of such mailing.

CUSTODIAN

         The Custodian acts as the Trust's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust's request and maintains records in connection with its duties.

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts is the custodian of the Trust.

         The Chase Manhattan Bank, N.A., 1 Chaseside, Bournemouth, Dorset BH7 7DB, England, is the sub-custodian for Europe Fund.

ACCOUNTANTS

         The firm of Coopers & Lybrand L.L.P. has been selected as independent public accountants for the Trust for the fiscal period ending December 31, 1997. Coopers & Lybrand L.L.P., 250 W. Pratt Street, Baltimore, Maryland, performs an annual audit of the Trust's financial statements, reviews the Trust's federal tax return and provides financial and accounting consulting services as requested.

TRANSFER AGENT

         Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts, acts as the Trust's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Trust's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

FINANCIAL STATEMENTS

         The Statement of Net Assets as of December 31, 1997 for all three funds; the Statements of Operations for the nine months ended December 31, 1997 for Basic Value and Value International and one year ended for Europe Fund; the Statements of Changes in Net Assets for the nine months ended December 31, 1997 for Basic Value and Value International and the years ended December 31, 1997 and 1996 for Europe Fund; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of Independent Public Accountants, each with respect to all three Funds, are included in the combined annual report for the nine months ended December 31, 1997, and are hereby incorporated by reference in this Statement of Additional Information.





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